EQ Advisors Trust(SM)

PROSPECTUS DATED MAY 1, 2003

------------------------------------------------------------------------------
This Prospectus describes the twelve (12) Portfolios* offered by EQ Advisors Trust and the Class IA or Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.


             DOMESTIC PORTFOLIOS                            INTERNATIONAL STOCK PORTFOLIOS
--------------------------------------------        -----------------------------------------------
           EQ/Alliance Technology                             EQ/Alliance International
       EQ/Bernstein Diversified Value                      EQ/Capital Guardian International
       EQ/Calvert Socially Responsible
        EQ/Capital Guardian Research                             FIXED INCOME PORTFOLIO
        EQ/Capital Guardian U.S. Equity             ------------------------------------------------
              EQ/Equity 500 Index                    EQ/Alliance Intermediate Government Securities
          EQ/FI Small/Mid Cap Value
       EQ/MFS Emerging Growth Companies
           EQ/Small Company Index




  * Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY PORTFOLIO'S SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

Version 10















                                                               EQ Advisors Trust

Overview

--------------------------------------------------------------------------------

EQ ADVISORS TRUST

EQ Advisors Trust (the "Trust") is a family of thirty-four (34) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IA or Class IB shares of twelve (12) of the Trust's Portfolios. Each Portfolio is a diversified Portfolio. Information on each Portfolio, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview.

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable"), other affiliated or unaffiliated insurance companies and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). Shares also may be sold to other tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan or other retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

Equitable, through its AXA Funds Management Group unit (the "Manager"), is the investment manager to each Portfolio. The day-to-day portfolio management of each Portfolio is provided by one or more investment sub-advisers (the "Advisers"). Information regarding the Manager and the Advisers is included under "Management of the Trust" and "About the Investment Portfolios" in this Prospectus. The Manager has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval (the "Multi-Manager Order"). The Manager also may allocate a Portfolio's assets to additional Advisers subject to approval of the Trust's Board of Trustees. In such circumstances, shareholders would receive notice of such action.

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosures carefully before investing.


2 Overview                                                   EQ Advisors Trust

Table of contents
--------------------------------------------------------------------------------


 1.  About the Investment Portfolios                      4
------------------------------------------------------------
   DOMESTIC PORTFOLIOS                                    5
      EQ/Alliance Technology                              5
      EQ/Bernstein Diversified Value                      7
      EQ/Calvert Socially Responsible                     9
      EQ/Capital Guardian Research                       12
      EQ/Capital Guardian U.S. Equity                    14
      EQ/Equity 500 Index                                16
      EQ/FI Small/Mid Cap Value                          18
      EQ/MFS Emerging Growth Companies                   20
      EQ/Small Company Index                             22
   INTERNATIONAL STOCK PORTFOLIOS                        24
      EQ/Alliance International                          24
      EQ/Capital Guardian International                  26
   FIXED INCOME PORTFOLIO                                28
      EQ/Alliance Intermediate Government Securities     28


 2. More Information on Principal Risks and
    Benchmarks                                           31
------------------------------------------------------------
    Principal Risks                                      31
    Benchmarks                                           34
 3. Management of the Trust                              35
------------------------------------------------------------
    The Trust                                            35
    The Manager                                          35
    Management Fees                                      35
    Expense Limitation Agreement                         36
 4. Fund Distribution Arrangements                       37
------------------------------------------------------------
 5. Buying and Selling Shares                            38
------------------------------------------------------------
 6. How Portfolio Shares are Priced                      39
------------------------------------------------------------
 7. Dividends and Other Distributions and Tax
    Consequences Tax Consequences                        40
------------------------------------------------------------
 8. Financial Highlights                                 41
------------------------------------------------------------


EQ Advisors                                               Table of contents  3

1. About the investment portfolios
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective. The investment objective of a Portfolio is not a fundamental policy and may be changed without a shareholder vote.

Please note that:

o A fuller description of each of the principal risks and of the benchmarks is included in the section "More Information on Principal Risks and Benchmarks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


4 About the investment portfolios                            EQ Advisors Trust

DOMESTIC PORTFOLIOS

EQ/ALLIANCE TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital. Current income is incidental to the Portfolio's objective.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in the securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). Subject to this policy, the Portfolio may invest in any company and industry and in any type of security that the Adviser believes has the potential for capital appreciation, including well-known, established companies or new or unseasoned companies.

The Portfolio normally will have substantially all its assets invested in equity securities, but it may also invest in debt securities that offer an opportunity for price appreciation. The Portfolio may invest in both listed and unlisted U.S. securities and may invest up to 25% of its total assets in foreign securities, including depositary receipts. Although current income is only an incidental consideration, the Portfolio may seek income by writing listed call options.

The Portfolio also may:

o write covered call options on its portfolio securities of up to 15% of its total assets and may purchase exchange-traded call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

o    invest up to 10% of its total assets in warrants; and

o    make loans of its portfolio securities of up to 33.3% of its total assets.

When market or financial conditions warrant, the Portfolio may invest for temporary or defensive purposes, without limit, in preferred stocks, investment grade or corporate fixed income securities, including U.S. Government securities, qualifying bank high quality money market instruments, including prime commercial paper and other types of short-term fixed income securities. These temporary investments may also include short-term, foreign currency-denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

     o Derivatives Risk
     o Equity Risk
     o Fixed Income Securities Risk
     o Foreign Securities Risk
     o Growth Investing Risk
     o Sector Risk
     o Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last two calendar years of operations and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for this Portfolio is May 1, 2000. The table shows the Portfolio's average annual total returns for one year and since inception through December 31, 2002 and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]


            -24.43%                              -40.67%

             2001                                 2002
 --------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 34.40% (2001 4th Quarter)           (35.01)% (2001 3rd Quarter)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------
                                                              SINCE
                                           ONE YEAR         INCEPTION
---------------------------------------------------------------------------
 EQ/Alliance Technology Portfolio
 - Class IB Shares                           (40.67)%         (36.39)%
---------------------------------------------------------------------------
 Russell 1000 Technology Index*, **          (38.51)%         (39.50)%
---------------------------------------------------------------------------
 Russell 1000 Index*                         (21.65)%         (16.06)%
---------------------------------------------------------------------------
* For more information on this index, see the following section "More Information on Principal Risks and Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table and the Example below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses.


EQ Advisors Trust                           About the investment portfolios  5

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.


---------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
---------------------------------------------------------------------------
 EQ/Alliance Technology Portfolio                    Class IB Shares
---------------------------------------------------------------------------
 Management Fee                                           0.90%
---------------------------------------------------------------------------
 Distribution and/or Service Fees (12b-1 fees)            0.25%
---------------------------------------------------------------------------
 Other Expenses                                           0.10%
---------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses                1.25%
---------------------------------------------------------------------------
 Less Fee Waiver/Expense Reimbursement*                  (0.10)%
---------------------------------------------------------------------------
 Net Total Annual Portfolio Operating Expenses**          1.15%
---------------------------------------------------------------------------
  * Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2004 ("Expense Limitation Agreement") so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see "Management of the Trust - Expense Limitation Agreement."

 ** A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio's expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2002 were 1.13%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.
The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

----------------------------------------------------------------------
                                                       CLASS IB
                                                        SHARES
----------------------------------------------------------------------
 1 Year                                                 $  117
----------------------------------------------------------------------
 3 Years                                                $  386
----------------------------------------------------------------------
 5 Years                                                $  676
----------------------------------------------------------------------
 10 Years                                               $1,501
----------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio since the Portfolio commenced its operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

GERALD MALONE is principally responsible for the day-to-day management of the Portfolio. Mr. Malone, a Senior Vice President of Alliance Capital, has been associated with Alliance since 1992. Mr. Malone is a Chartered Financial Analyst.


6 About the investment portfolios                            EQ Advisors Trust

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities of relatively large capitalization domestic companies that the Adviser believes are inexpensively priced relative to the return on total capital or equity. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

In managing the Portfolio, the Adviser uses a value-oriented, "bottom-up" approach (individual stock selection) to find companies that have:

o    low price to earnings ratios;

o    high yield;

o    unrecognized assets;

o    the possibility of management change; and/or

o    the prospect of improved profitability.

The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody's.

The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.

The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its Portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility.

When market or financial conditions warrant, the Portfolio may invest, without limit, in money market securities for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

     o Derivatives Risk

     o Equity Risk

     o Fixed Income Risk

     o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The Portfolio's commencement date was January 1, 1998. The table below shows the Portfolio's average annual total returns for the past one year, and since inception through December 31, 2002 and compares the Portfolio's performance to the returns of a broad based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because Alliance Capital was not the Adviser to the Portfolio prior to March 1, 2001.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

-------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------


[GRAPHIC OMITTED]


         20.01%     3.55%     -1.94%     3.09%     -13.61%

         1998       1999       2000      2001        2002
 ------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 23.34% (1998 4th Quarter)           (18.23)% (2002 3rd Quarter)
-------------------------------------------------------------------------

-------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------
                                                                 SINCE
                                                ONE YEAR       INCEPTION
-------------------------------------------------------------------------
 EQ/Bernstein Diversified Value Portfolio
 - Class IB Shares                                (13.61)%        1.65%
-------------------------------------------------------------------------
 Russell 1000 Value Index*                        (15.52)%        1.16%
-------------------------------------------------------------------------
* For more information on this index, see the following section "More Information on Principal Risks and Benchmarks."

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table and the Example below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.


EQ Advisors Trust                           About the investment portfolios  7

-----------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
-----------------------------------------------------------------------
 EQ/Bernstein Diversified Value Portfolio            Class IB Shares
-----------------------------------------------------------------------
 Management Fee                                           0.65%
-----------------------------------------------------------------------
 Distribution and/or Service Fees (12b-1 fees)            0.25%
-----------------------------------------------------------------------
 Other Expenses                                           0.08%
-----------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses                0.98%
-----------------------------------------------------------------------
 Less Fee Waiver/Expense Reimbursement*                  (0.03)%
-----------------------------------------------------------------------
 Net Total Annual Portfolio Operating Expenses**          0.95%
-----------------------------------------------------------------------
  * Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2004 ("Expense Limitation Agreement") so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see "Management of the Trust - Expense Limitation Agreement."

 ** A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio's expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2002 were 0.94%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:


--------------------------------------------------------------------
                                                     CLASS IB
                                                      SHARES
--------------------------------------------------------------------
 1 Year                                               $   97
--------------------------------------------------------------------
 3 Years                                              $  309
--------------------------------------------------------------------
 5 Years                                              $  539
--------------------------------------------------------------------
 10 Years                                             $1,198
--------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, NY 10105. Alliance Capital has been the Adviser to the Portfolio since March 1, 2001. Alliance Capital, through its Bernstein Investment Research and Management Unit ("Bernstein") manages the Portfolio.

Bernstein's field of expertise is the value style of investment management. Bernstein's approach of equity investment for most of its equity services is value oriented, with value defined as the relationship between a security's current price and its normal or long-term earnings power as determined by its investment research.

MARILYN G. FEDAK and STEVEN PISARKIEWICZ have been principally responsible for the day-to-day management of the Portfolio since March 1, 2001. Ms. Fedak, Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group, has been with Bernstein since 1984. Mr. Pisarkiewicz is Chief Investment Officer of Structured Equity Services and has been with Bernstein since 1989.


8 About the investment portfolios                            EQ Advisors Trust

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of medium to large U.S. companies that meet both investment and social criteria. The practical application of this strategy involves Calvert and Brown Capital using a rigorous and tandem two-step investment process for evaluating potential investments. Once identified as an attractive financial opportunity, a critical second evaluation of the company's performance on a variety of social issues is accomplished. The financial analysis is done by Brown Capital's Mid/Large Investment team. Calvert's in-house Social Research Department conducts the analysis of each company's societal impact.

The Portfolio invests in companies that are committed to meeting the challenges of the future with an expanded view of corporate responsibility. More than a matter of "doing the right thing," it also makes good business sense.

  -------------------------------------------------------------------------
   For purposes of this Portfolio, companies having market capitalizations greater than $1 billion are considered medium to large companies.
  -------------------------------------------------------------------------

INVESTMENT CRITERIA: Brown Capital's investment process balances the growth potential of investments with the price or value of the investment in order to identify stocks that offer above average growth potential at reasonable prices. Brown Capital evaluates each stock in terms of its growth potential, the return on risk-free investments, and the specific risk features of the company to determine the reasonable price for the stock.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be readily sold because there is no active market for them.

The Portfolio may invest in derivative instruments, such as foreign currency contracts (up to 5% of its total assets), options on securities and indices (up to 5% of its total assets), and futures contracts (up to 5% of its net assets).

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

SOCIAL CRITERIA: Calvert analyzes investments from a social perspective. Calvert's in-house Social Research Department, which includes specialists in the environment, labor, human rights, community relations, and defense, conducts the social analysis.

The purpose of the research is to complement the financial analysis on a company with a full picture of what a company does, what it stands for, and what operations and procedures are, as well as what it plans to do in the future and where it is heading.

The Portfolio seeks to invest in companies that:

o deliver safe products and services in ways that sustain our natural environment. For example, the Portfolio looks for companies that produce energy from renewable resources, while avoiding consistent polluters;

o manage with participation throughout the organization in defining and achieving objectives. For example, the Portfolio looks for companies that offer employee stock ownership or profit-sharing plans;

o negotiate fairly with their workers, provide an environment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the U.S. Equal Employment Opportunity Commission, and provide opportunities for women, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, the Portfolio considers both unionized and non-union firms with good labor relations; and

o foster awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreates a context within which these goals can be realized. For example, the Portfolio looks for companies with an above average commitment to community affairs and charitable giving.

The Portfolio will not invest in companies that Calvert determines to be significantly engaged in:

o    production of or the manufacture of equipment to produce nuclear energy;

o    business activities in support of repressive regimes;

o    manufacture of weapon systems;

o    manufacture of alcoholic beverages or tobacco products;

o    operation of gambling casinos; or

o    a pattern and practice of violating the rights of indigenous people.


THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

     o Equity Risk

     o Growth Investing Risk

     o Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing


EQ Advisors Trust                           About the investment portfolios  9
in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for this Portfolio is September 1, 1999. The table shows the Portfolio's average annual total returns for the past one year and since inception through December 31, 2002 and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.


Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

----------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
----------------------------------------------------------------------

[GRAPHIC OMITTED]


               -2.87%             -14.74%           -26.41%

                2000               2001              2002
----------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 16.47% (2001 4th Quarter)           (19.77)% (2001 3rd Quarter)
----------------------------------------------------------------------

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------
                                                                    SINCE
                                                 ONE YEAR         INCEPTION
----------------------------------------------------------------------------
 EQ/Calvert Socially Responsible Portfolio
 - Class IB Shares                                 (26.41)%         (11.86)%
----------------------------------------------------------------------------
 Russell 3000 Index*                               (21.54)%         ( 9.08)%
----------------------------------------------------------------------------
 * For more information on this index, see the following section "More Information on Principal Risks and Benchmarks."

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table and the Example below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

----------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
----------------------------------------------------------------------------
 EQ/Calvert Socially Responsible Portfolio           Class IB Shares
----------------------------------------------------------------------------
 Management Fee                                           0.65%
----------------------------------------------------------------------------
 Distribution and/or Service Fees (12b-1 fees)            0.25%
----------------------------------------------------------------------------
 Other Expenses                                           1.17%
----------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses                2.07%
----------------------------------------------------------------------------
 Less Fee Waiver/Expense Reimbursement*                  (1.02)%
----------------------------------------------------------------------------
 Net Total Annual Portfolio Operating Expenses**          1.05%
----------------------------------------------------------------------------
  * Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2004 ("Expense Limitation Agreement") so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see "Management of the Trust - Expense Limitation Agreement."

 ** A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio's expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2002 were 0.95%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:


------------------------------------------------------------------
                                                         CLASS IB
                                                          SHARES
------------------------------------------------------------------
 1 Year                                                  $  107
------------------------------------------------------------------
 3 Years                                                 $  545
------------------------------------------------------------------
 5 Years                                                 $1,010
------------------------------------------------------------------
 10 Years                                                $2,297
------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

CALVERT ASSET MANAGEMENT COMPANY, INC. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Calvert has been the Adviser to the Portfolio since it commenced operations. It has been managing mutual funds since 1976. Calvert is the investment adviser for over 28 mutual fund portfolios, including the first and largest family of socially screened funds. Calvert provides the social investment research and screening of the Portfolio's investments. As of December 31, 2002, Calvert had $8.5 billion in assets under management.


10 About the investment portfolios                           EQ Advisors Trust

BROWN CAPITAL MANAGEMENT, INC. ("Brown Capital"), 1201 North Calvert Street, Baltimore, Maryland 21201. Brown Capital initially identifies potential investments for the Portfolio, which are then promptly screened by Calvert using the Portfolio's social criteria.

EDDIE C. BROWN, founder and President of Brown Capital, heads the management team for the Portfolio. He has over 25 years of investment management experience, and has held positions with T. Rowe Price Associates, Inc. and Irwing Management Company. Mr. Brown is a frequent panelist on "Wall Street Week with Louis Rukeyser" and is a member of the Wall Street Week Hall of Fame.



EQ Advisors Trust                          About the investment portfolios  11

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase. The Portfolio invests in dynamic, growing companies that the Adviser believes have strong balance sheets; the Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated.

The Portfolio may invest up to 15% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

o    Equity Risk

o    Foreign Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The commencement date for this Portfolio is May 1, 1999.The table below shows the Portfolio's average annual total returns for the past one year and since inception through December 31, 2002 and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
------------------------------------------------------------------------


[GRAPHIC OMITTED]


                 5.92%          -2.04%         -24.62%

                 2000            2001           2002
------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 14.92% (2001 4th Quarter)           (18.37)% (2002 3rd Quarter)
------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                                SINCE
                                              ONE YEAR        INCEPTION
--------------------------------------------------------------------------
 EQ/Capital Guardian Research Portfolio
 - Class IB Shares                              (24.62)%         (4.71)%
--------------------------------------------------------------------------
 S&P 500 Index*                                 (22.09)%         (9.53)%
--------------------------------------------------------------------------
 * For more information on this index, see the following section "More Information on Principal Risks and Benchmarks."


PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table and the Example below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
------------------------------------------------------------------------
 EQ/Capital Guardian Research Portfolio              Class IB Shares
------------------------------------------------------------------------
 Management Fee                                            0.65%
------------------------------------------------------------------------
 Distribution and/or Service Fees (12b-1 fees)             0.25%
------------------------------------------------------------------------
 Other Expenses                                            0.16%
------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses                 1.06%
------------------------------------------------------------------------
 Less Fee Waiver/Expense Reimbursement*                   (0.11)%
------------------------------------------------------------------------
 Net Total Annual Portfolio Operating Expenses**           0.95%
------------------------------------------------------------------------
  * Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2004 ("Expense Limitation Agreement") so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see "Management of the Trust - Expense Limitation Agreement."

 ** A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio's expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2002 were 0.43%.


12 About the investment portfolios                           EQ Advisors Trust

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:


------------------------------------------------------------------------
                                                      CLASS IB
                                                       SHARES
------------------------------------------------------------------------
 1 Year                                                $   97
------------------------------------------------------------------------
 3 Years                                               $  326
------------------------------------------------------------------------
 5 Years                                               $  574
------------------------------------------------------------------------
 10 Years                                              $1,283
------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been providing investment management services since 1968 and has been the Adviser to the Portfolio since it commenced operations.

The Portfolio is managed by a group of investment research professionals, led by the Research Portfolio Coordinator, each of whom has investment discretion over a segment of the total Portfolio. The size of each segment will vary over time and may be based upon: (1) the level of conviction of specific research professionals as to their designated sectors; (2) industry weights within the relevant benchmark for the Portfolio; and (3) the judgment of the Research Portfolio Coordinator in assessing the level of conviction of research professionals compared to industry weights within the relevant benchmark. Sectors may be overweighted relative to their benchmark weighting if there is a substantial number of stocks that are judged to be attractive based on the research professionals' research in that sector, or may be underweighted if there are relatively fewer stocks viewed to be attractive in the sector. The Research Portfolio Coordinator also coordinates the cash holdings of the Portfolio.


EQ Advisors Trust                          About the investment portfolios  13

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio strives to accomplish its investment objectives through constant supervision, careful securities selection and broad diversification.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States issuers and other equity investments that are tied economically to the United States. The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase. In selecting securities for investment, the Adviser focuses primarily on the potential for capital appreciation. The Portfolio invests in dynamic, growing companies that the Adviser believes have strong balance sheets; the Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated.

The Portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). These securities may include American Depositary Receipts.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

     o Equity Risk

     o Foreign Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The commencement date for this Portfolio is May 1, 1999. The table below shows the Portfolio's average annual total returns for the past one year and since inception through December 31, 2002 and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

-------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------


[GRAPHIC OMITTED]


                   3.56%          -2.01%         -23.68%

                   2000            2001           2002

-------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 16.73% (2001 4th Quarter)           (19.20)% (2002 3rd Quarter)
-------------------------------------------------------------------------

-------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------
                                                                 SINCE
                                                 ONE YEAR      INCEPTION
-------------------------------------------------------------------------
 EQ/Capital Guardian U.S. Equity Portfolio
 - Class IB Shares                               (23.68)%       (5.78)%
-------------------------------------------------------------------------
 S&P 500 Index*                                  (22.09)%       (9.53)%
-------------------------------------------------------------------------
 * For more information on this index, see the following section "More Information on Principal Risks and Benchmarks."


PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table and the Example below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.




14 About the investment portfolios                           EQ Advisors Trust

-------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
-------------------------------------------------------------------------
 EQ/Capital Guardian U.S. Equity Portfolio           Class IB Shares
-------------------------------------------------------------------------
 Management Fee                                            0.65%
-------------------------------------------------------------------------
 Distribution and/or Service Fees (12b-1 fees)             0.25%
-------------------------------------------------------------------------
 Other Expenses                                            0.12%
-------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses                 1.02%
-------------------------------------------------------------------------
 Less Fee Waiver/Expense Reimbursement*                   (0.07)%
-------------------------------------------------------------------------
 Net Total Annual Portfolio Operating Expenses**           0.95%
-------------------------------------------------------------------------
  * Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2004 ("Expense Limitation Agreement") so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see "Management of the Trust - Expense Limitation Agreement."

 ** A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio's expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2002 were 0.91%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:


-------------------------------------------------------------------------
                                                         CLASS IB
                                                          SHARES
-------------------------------------------------------------------------
 1 Year                                                   $   97
-------------------------------------------------------------------------
 3 Years                                                  $  318
-------------------------------------------------------------------------
 5 Years                                                  $  556
-------------------------------------------------------------------------
 10 Years                                                 $1,241
-------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been providing investment management services since 1968 and has been the Adviser to the Portfolio since it commenced operations.

The day-to-day investment management decisions for the Portfolio are made by a team of portfolio managers at Capital Guardian.


EQ Advisors Trust                          About the investment portfolios  15

EQ/EQUITY 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index ("S&P 500").

THE INVESTMENT STRATEGY
Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500.

The Adviser does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio has been constructed and is maintained by utilizing a replication construction technique. That is, the Portfolio will hold all 500 securities in the S&P 500 in the exact weight each represents in that Index.

Cash may be accumulated in the Portfolio until it reaches approximately 1% of the value of the Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Portfolio holds cash, the Portfolio may from time to time buy and hold futures contracts on the S&P 500 and options on such futures contracts. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio's total assets. The Portfolio may seek to increase income by lending its portfolio securities with a value of up to 50% of its total assets to brokers-dealers.

THE PRINCIPAL RISKS
An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

     o Derivatives Risk

     o Equity Risk

     o Index-Fund Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last eight calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception through December 31, 2002 and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Equity Index Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Equity Index Portfolio whose inception date is March 1, 1994. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------


[GRAPHIC OMITTED]


  36.5%     22.4%    32.6%    28.1%    20.4%    -9.6%    -11.95%    -22.19%

  1995      1996     1997     1998     1999     2000      2001       2002

--------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 21.15% (1998 4th Quarter)           (17.26)% (2002 3rd Quarter)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                                  SINCE
                                      ONE YEAR     FIVE YEARS   INCEPTION
--------------------------------------------------------------------------
 EQ/Equity 500 Index Portfolio -
   Class IA Shares                    (22.19)%       (0.91)%      8.98%
--------------------------------------------------------------------------
 S&P 500 Index*                       (22.09)%       (0.58)%      9.37%
--------------------------------------------------------------------------
* For more information on this index, see the following section "More Information on Principal Risks and Benchmarks."

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table and the Example below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses.


16 About the investment portfolios                           EQ Advisors Trust

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.


---------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
---------------------------------------------------------------------
 EQ/Equity 500 Index Portfolio                     Class IA Shares
---------------------------------------------------------------------
 Management Fee                                         0.25%
---------------------------------------------------------------------
 Distribution and/or Service Fees (12b-1 fees)           None
---------------------------------------------------------------------
 Other Expenses                                         0.07%
---------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses              0.32%
---------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

---------------------------------------------------------------------
                                                    CLASS IA
                                                     SHARES
---------------------------------------------------------------------
 1 Year                                              $ 33
---------------------------------------------------------------------
 3 Years                                             $103
---------------------------------------------------------------------
 5 Years                                             $180
---------------------------------------------------------------------
 10 Years                                            $406
---------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


EQ Advisors Trust                          About the investment portfolios  17

EQ/FI SMALL/MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Adviser normally invests the Portfolio's assets primarily in common stock.

The Adviser normally invests at least 80% of net assets, plus borrowings for investment purposes, in securities of companies with small to medium market capitalizations. Although a universal definition of small and medium market capitalization companies does not exist, for purposes of this Portfolio, the Adviser generally defines small and medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P Small Cap 600 or the Russell 2000 Index and S&P MidCap 400 or the Russell MidCap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies who are above this level after purchase continue to have a small or medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions, and the composition of each index. The Portfolio may also invest in companies with larger capitalizations.

The Adviser invests in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/book, price/sale, or price/ earnings ratios. The stocks of these companies are often called "value" stocks.

The Adviser may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity, and investment risk. In buying and selling securities for the Portfolio, the Adviser invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued.

The Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Adviser's strategies do not work as intended, the Portfolio may not achieve its objective.

In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy for defensive purposes. If the Adviser does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

     o Equity Risk

     o Foreign Securities Risk

     o Portfolio Turnover Risk

     o Sector Risk

     o Small-Cap and Mid-Cap Company Risk

     o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception through December 31, 2002 and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because FMR was not the Adviser to the Portfolio prior to July 24, 2000.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results.

------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
------------------------------------------------------------------------


[GRAPHIC OMITTED]


        -10.02%        1.80%       5.13%        4.04%       -14.77%

         1998          1999         2000        2001         2002

------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 14.86% (2001 4th Quarter)           (20.25)% (1998 3rd Quarter)
------------------------------------------------------------------------

18 About the investment portfolios            EQ Advisors Trust

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------
                                                                   SINCE
                                   ONE YEAR       FIVE YEARS     INCEPTION
----------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
   Portfolio - Class IB
   Shares                           (14.77)%        (3.11)%        0.30%
----------------------------------------------------------------------------
 Russell 2500 Value Index*          ( 9.87)%         3.53%         7.91%
----------------------------------------------------------------------------
 * For more information on this index, see the following section "More Information on Principal Risks and Benchmarks."


PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table and the Example below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.


----------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
----------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value Portfolio               Class IB Shares
----------------------------------------------------------------------------
 Management Fee                                         0.75%
----------------------------------------------------------------------------
 Distribution and/or Service Fees (12b-1 fees)          0.25%
----------------------------------------------------------------------------
 Other Expenses                                         0.10%
----------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses*             1.10%
----------------------------------------------------------------------------
 * A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio's expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2002 were 1.08%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:


----------------------------------------------------------------------------
                                                           CLASS IB
                                                            SHARES
----------------------------------------------------------------------------
 1 Year                                                     $  112
----------------------------------------------------------------------------
 3 Years                                                    $  350
----------------------------------------------------------------------------
 5 Years                                                    $  606
----------------------------------------------------------------------------
 10 Years                                                   $1,340
----------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109, has been the Portfolio's Adviser since July 24, 2000. As of December 31, 2002, FMR, including its affiliates, had approximately $888 billion in total assets under management.

ROBERT MACDONALD is the Portfolio Manager and is responsible for the day-to-day management of the Portfolio. Mr. Macdonald, Senior Vice President and Portfolio Manager, has been associated with FMR from 1985 through 2001 and with FMR Co., Inc., an affiliate of FMR, from 2001 to present.


EQ Advisors Trust                          About the investment portfolios  19

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its net assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies are companies that the Adviser believes are either:

o early in their life cycle but have the potential to become major enterprises; or

o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser.

In addition, up to 25% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes by investing a large portion or all of its assets in cash or cash equivalents, including but not limited to obligations of banks (including, but not limited to, certificates of deposit, bankers acceptances, time deposits and repurchase agreements) commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

     o Equity Risk

     o Foreign Securities Risk

          Emerging Market Risk

     o Portfolio Turnover Risk

     o Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception through December 31, 2002 and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------


[GRAPHIC OMITTED]


          34.57%     73.62%     -18.83%     -34.06%     -34.31%

          1998       1999        2000        2001        2002

--------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 53.01% (1999 4th Quarter)           (28.50)% (2001 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                                 SINCE
                                   ONE YEAR      FIVE YEARS    INCEPTION
--------------------------------------------------------------------------
 EQ/MFS Emerging Growth
   Companies Portfolio -
   Class IB Shares                 (34.31)%        (3.86)%       0.10%
--------------------------------------------------------------------------
 Russell 3000 Growth Index*        (28.03)%        (4.11)%      (0.17)%
--------------------------------------------------------------------------
 * For more information on this index, see the following section "More Information on Principal Risks and Benchmarks."


20 About the investment portfolios                           EQ Advisors Trust

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table and the Example below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.


--------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
--------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies Portfolio        Class IB Shares
--------------------------------------------------------------------
 Management Fee                                    0.65%
--------------------------------------------------------------------
 Distribution and/or Service Fees (12b-1 fees)     0.25%
--------------------------------------------------------------------
 Other Expenses                                    0.08%
--------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses*        0.98%
--------------------------------------------------------------------
  * A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio's expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2002 were 0.97%.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:


--------------------------------------------------------------------
                                                    CLASS IB
                                                     SHARES
--------------------------------------------------------------------
 1 Year                                              $  100
--------------------------------------------------------------------
 3 Years                                             $  312
--------------------------------------------------------------------
 5 Years                                             $  542
--------------------------------------------------------------------
 10 Years                                            $1,201
--------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organi-zation. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust.

The Portfolio is managed by a team of portfolio managers.

EQ Advisors Trust                          About the investment portfolios  21

EQ/SMALL COMPANY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index ("Russell 2000").

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Adviser seeks to match the returns of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as "optimization." This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio's liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio's total investment characteristics similar to those of the Russell 2000 as a whole.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio's ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the Russell 2000 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or Russell 2000. These instruments are considered to be derivatives.

The Portfolio may invest to a lesser extent in short-term debt securities and money market securities to meet redemption requests or to facilitate investment in the securities included in the Russell 2000.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

     o Derivatives Risk

     o Equity Risk

     o Index-Fund Risk

     o Small-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last five calendar years and some of the risks of investing in the Portfolio by showing the yearly changes in the Portfolio's performance. The inception date for the Portfolio is January 1, 1998. The table below shows the Portfolio's average annual total returns for the past one year and since inception through December 31, 2002 and compares the Portfolio's performance to the returns of a broad based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

-------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------


[GRAPHIC OMITTED]


          -2.27%      20.68%      -3.43%      2.12%      -20.96%

           1998       1999         2000       2001        2002

-------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 21.08% (2001 4th Quarter)           (21.52)% (2002 3rd Quarter)
-------------------------------------------------------------------------


-------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------
                                                              SINCE
                                            ONE YEAR        INCEPTION
-------------------------------------------------------------------------
 EQ/Small Company Index
   Portfolio - Class IB
   Shares                                   (20.96)%         (1.67)%
-------------------------------------------------------------------------
 Russell 2000 Index*                        (20.48)%         (1.36)%
-------------------------------------------------------------------------
* For more information on this index, see the following section "More Information on Principal Risks and Benchmarks."


PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table and the Example below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses.


22 About the investment portfolios                           EQ Advisors Trust

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.


----------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
----------------------------------------------------------------------
 EQ/Small Company Index Portfolio                  Class IB Shares
----------------------------------------------------------------------
 Management Fee                                          0.25%
----------------------------------------------------------------------
 Distribution and/or Service Fees (12b-1 fees)           0.25%
----------------------------------------------------------------------
 Other Expenses                                          0.35%
----------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses               0.85%
----------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

----------------------------------------------------------------------
                                                       CLASS IB
                                                        SHARES
----------------------------------------------------------------------
 1 Year                                                 $   87
----------------------------------------------------------------------
 3 Years                                                $  271
----------------------------------------------------------------------
 5 Years                                                $  471
----------------------------------------------------------------------
 10 Years                                               $1,049
----------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio since January 2, 2003. Alliance manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


EQ Advisors Trust                          About the investment portfolios  23

INTERNATIONAL STOCK PORTFOLIOS

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests in both growth-oriented and value-oriented stocks of non-U.S. companies. The growth portion of the Portfolio invests primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that the Adviser believes have prospects for growth. This portion of the Portfolio may invest anywhere in the world (including developing countries or "emerging markets"), although it will not generally invest in the United States. Developing countries in which the growth portion of the Portfolio may invest include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa.

The portion of the Portfolio invested in value-oriented stocks will invest primarily in equity securities of issuers in countries that comprise the MSCI EAFE Index (Europe, Australia and the Far East) and Canada. MSCI EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. For this portion of the Portfolio, the Adviser uses a value oriented approach to stock selection in that it generally invests in stocks with low price-to-earnings ratios, low price-to-book ratios and high dividend yields. The value portion of the Portfolio will be diversified among many foreign countries but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index.

  -----------------------------------------------------------------------------
   These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.
  -----------------------------------------------------------------------------

The Portfolio intends to have represented in the Portfolio business activities in not less than three different countries.

The Portfolio may also invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal market conditions to invest primarily in equity securities.

The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

For temporary or defensive purposes, when market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country. In addition, the Portfolio may establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

     o Derivatives Risk
     o Equity Risk
     o Fixed Income Risk
     o Foreign Securities Risk
          Currency Risk
          Emerging Market Risk
     o Growth Investing Risk
     o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last seven calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception through December 31, 2002 and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance International Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance International Portfolio whose inception date is April 3, 1995. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.


24 About the investment portfolios                           EQ Advisors Trust

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


---------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------------------------------------------


[GRAPHIC OMITTED]


    9.8%     -2.98%     10.6%     37.31%     -22.77%     -22.88%    -9.84%

   1996       1997      1998      1999        2000        2001       2002

---------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 25.49% (1999 4th Quarter)           (20.46)% (2002 3rd Quarter)
---------------------------------------------------------------------------


---------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------
                                                                  SINCE
                                 ONE YEAR       FIVE YEARS      INCEPTION
---------------------------------------------------------------------------
 EQ/Alliance International
   Portfolio - Class IA
   Shares                        (9.84)%         (3.99)%         (0.45)%
---------------------------------------------------------------------------
 MSCI EAFE Index*               (15.94)%         (2.89)%          0.22%
---------------------------------------------------------------------------
* For more information on this index, see the following section "More Information on Principal Risks and Benchmarks."


PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table and the Example below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses.


There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.


---------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
---------------------------------------------------------------------------
 EQ/Alliance International Portfolio                 Class IA Shares
---------------------------------------------------------------------------
 Management Fee                                            0.82%
---------------------------------------------------------------------------
 Distribution and/or Service Fees (12b-1 fees)             None
---------------------------------------------------------------------------
 Other Expenses                                            0.22%
---------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses                 1.04%
---------------------------------------------------------------------------
 Less Fee Waiver/Expense Reimbursement*                   (0.02)%
---------------------------------------------------------------------------
 Net Total Annual Portfolio Operating Expenses**           1.02%
---------------------------------------------------------------------------
  * Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2004 ("Expense Limitation Agreement") so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 0.85%. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see "Management of the Trust - Expense Limitation Agreement."

 ** A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio's expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2002 were 1.00%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:


---------------------------------------------------------------------------
                                                        CLASS IA
                                                         SHARES
---------------------------------------------------------------------------
 1 Year                                                  $  104
---------------------------------------------------------------------------
 3 Years                                                 $  329
---------------------------------------------------------------------------
 5 Years                                                 $  572
---------------------------------------------------------------------------
 10 Years                                                $1,269
---------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Investment decisions for the Portfolio are made by a team of employees of Alliance Capital, including employees from its Bernstein Investment Research and Management Unit ("Bernstein"). This team approach pairs the growth expertise of Alliance Capital with the highly regarded members of its Value Investment Policy Group. Stephen Beinhacker and Jimmy Pang are responsible for the day-to-day management of the growth portion of the Portfolio. Mr. Beinhacker, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1997. Mr. Pang, a Vice President of Alliance Capital, has been associated with Alliance Capital since 1996. The Value Investment Policy Group is comprised of key senior investment professionals of Bernstein and it has been responsible for day-to-day management of the value portion of the Portfolio since September 1, 2001.


EQ Advisors Trust                          About the investment portfolios  25

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY
The Portfolio invests primarily (at least 80% of its net assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S. While the assets of the Portfolio can be invested with geographic flexibility, the Portfolio will emphasize investment in securities of companies located in Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. In addition, the Portfolio may invest in securities of issuers domiciled in other countries including developing countries. In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices, where it conducts its principal operations and the location of its primary listing.

The Portfolio primarily invests in common stocks, warrants, rights, and non-convertible preferred stock. However, when the Adviser believes that market and economic conditions indicate that it is desirable to do so, the Portfolio may also purchase high-quality debt securities rated, at the time of purchase, within the top three quality categories by Moody's or S&P (or unrated securities of equivalent quality), repurchase agreements, and short-term debt obligations denominated in U.S. dollars or foreign currencies.

Although the Portfolio does not intend to seek short-term profits, securities in the Portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time a particular security may have been held.

To the extent the Portfolio invests in non-U.S. dollar denominated securities or holds non-U.S. dollar assets, the Portfolio may hedge against possible variations in exchange rates between currencies by purchasing and selling currency futures or put and call options and may also enter into forward foreign currency exchange contracts to hedge against changes in currency exchange rates. The Portfolio may also cross-hedge between two non-U.S. currencies.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS
An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

     o Derivatives Risk

     o Equity Risk

     o Foreign Securities Risk

           Currency Risk

           Emerging Market Risk

     o Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last three calendar years, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for this Portfolio is May 1, 1999. The table below shows the Portfolio's average annual total returns for the past one year and since inception through December 31, 2002 and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

[GRAPHIC OMITTED]

                    -19.19%         -20.89%         -15.00%

                     2000            2001            2002


--------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 11.07% (2001 4th Quarter)           (19.81)% (2002 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                             SINCE
                                           ONE YEAR        INCEPTION
--------------------------------------------------------------------------
 EQ/Capital Guardian International
  Portfolio - Class IB Shares              (15.00)%         (7.00)%
--------------------------------------------------------------------------
 MSCI EAFE Index*                          (15.94)%         (9.91)%
--------------------------------------------------------------------------
 * For more information on this index, see the following section "More Information on Principal Risks and Benchmarks."

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table and the


26 About the Investment Portfolios                           EQ Advisors Trust

Example below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.


------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
------------------------------------------------------------------------
 EQ/Capital Guardian International Portfolio         Class IB Shares
------------------------------------------------------------------------
 Management Fee                                            0.85%
------------------------------------------------------------------------
 Distribution and/or Service Fees (12b-1 fees)             0.25%
------------------------------------------------------------------------
 Other Expenses                                            0.29%
------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses                 1.39%
------------------------------------------------------------------------
 Less Fee Waiver/Expense Reimbursement*                   (0.19)%
------------------------------------------------------------------------
 Net Total Annual Portfolio Operating Expenses**           1.20%
------------------------------------------------------------------------
  * Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2004 ("Expense Limitation Agreement") so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see "Management of the Trust - Expense Limitation Agreement."

 ** A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio's expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2002 were 1.17%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:


------------------------------------------------------------------------
                                                     CLASS IB
                                                      SHARES
------------------------------------------------------------------------
 1 Year                                               $  122
------------------------------------------------------------------------
 3 Years                                              $  421
------------------------------------------------------------------------
 5 Years                                              $  741
------------------------------------------------------------------------
 10 Years                                             $1,649
------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been the Adviser to the Portfolio since its inception.Capital Guardian has been providing investment management services since 1968.

The day-to-day investment management decisions for the Portfolio are made by a team of portfolio managers at Capital Guardian.


EQ Advisors Trust                           About the Investment Portfolios 27

FIXED INCOME PORTFOLIO

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with relative stability of principal.

THE INVESTMENT STRATEGY

Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government securities.

  -----------------------------------------------------------------------------
   The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note. Under normal circumstances, the Portfolio will have a dollar-weighted average maturity of more than three years but not less than ten years. In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates).
  -----------------------------------------------------------------------------

  -----------------------------------------------------------------------------
   Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.
  -----------------------------------------------------------------------------

The Portfolio buys and sells securities with a view to maximizing current return without, in the opinion of the Adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on the Adviser's assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. The Portfolio also may purchase debt securities of non-government issuers that own mortgages. The Portfolio may also invest a substantial portion of its assets in money market instruments.

In order to enhance its current return, to reduce fluctuations in net asset value, and to hedge against changes in interest rates, the Portfolio may write covered call and put options on U.S. Government securities and may purchase call and put options on U.S. Government securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government securities, and may write and purchase options thereon. The Portfolio may also make secured loans of its portfolio securities without limitation and enter into repurchase agreement with respect to U.S. Government securities with commercial banks and registered broker-dealers.

The Portfolio may also make use of various other investment strategies, including covered short sales, and the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis.

For purposes of this Portfolio, U.S. Government securities include:

o U.S. Treasury Bills: Direct obligations of the U.S. Treasury which are issued in maturities of one year or less.

o U.S. Treasury Notes: Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months.

o U.S. Treasury Bonds: Direct obligations of the U.S. Treasury which are issued in maturities more than ten years from the date of issue, with interest payable every six months.

o "Ginnie Maes": Debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

o "Fannie Maes": The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.

o "Freddie Macs": The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

o Governmental Collateralized Mortgage Obligations: These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture.

o "Sallie Maes": The Student Loan Marketing Association ("SLMA") is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions


28 About the Investment Portfolios                           EQ Advisors Trust
     engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

The Portfolio may also invest in "zero coupon" U.S. Government securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government securities and coupons. These securities tend to be more volatile than other types of U.S. Government securities.

  -----------------------------------------------------------------------------
   Guarantees of the Portfolio's U.S. Government Securities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares.
  -----------------------------------------------------------------------------

The Portfolio may also purchase collateralized mortgage obligations ("CMOs") issued by non-governmental issuers and securities issued by a real estate mortgage investment conduits ("REMICs"), but only if they are collateralized by U.S. Government Securities. However, CMOs issued by entities other than U.S. Government agencies and instrumentalities and securities issued by REMICs are not considered U.S. Government securities for purposes of the Portfolio meeting its policy of investing at least 80% of its net assets in U.S. Government securities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests primarily in fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

o    Derivatives Risk

o    Fixed Income Risk

        Asset-Backed Securities Risk

        Credit Risk

        Interest Rate Risk

        Investment Grade Securities Risk

        Mortgage-Backed Securities Risk

o    Leveraging Risk

o    Portfolio Turnover Risk

o    Securities Lending Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception through December 31, 2002 and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Intermediate Government Securities Portfolio whose inception date is April 1, 1991. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfor mance results.



--------------------------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------------------------


[GRAPHIC OMITTED]


     10.6%     -4.4%     13.3%     3.8%     7.3%     7.7%     0.02%     9.27%     8.23%     8.81%

     1993      1994      1995      1996     1997     1998     1999      2000      2001      2002

--------------------------------------------------------------------------------------------------
     Best quarter (% and time period)                           Worst quarter (% and time period)
     4.90% (2001 3rd Quarter)                                   (2.96)% (1994 1st Quarter)
--------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------
                                    ONE YEAR     FIVE YEARS     TEN YEARS
----------------------------------------------------------------------------
 EQ/Alliance Intermediate
   Government Securities
   Portfolio - Class IA Shares        8.81%        6.75%          6.35%
----------------------------------------------------------------------------
 Lehman Intermediate
   Government Bond Index*             9.64%        7.44%          6.91%
----------------------------------------------------------------------------
* For more information on this index, see the following section "More Information on Principal Risks and Benchmarks."

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table and the


EQ Advisors Trust                           About the Investment Portfolios 29

Example below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.


------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
   Portfolio                                       Class IA Shares
------------------------------------------------------------------------
 Management Fee                                          0.50%
------------------------------------------------------------------------
 Distribution and/or Service Fees (12b-1 fees)           None
------------------------------------------------------------------------
 Other Expenses                                          0.09%
------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses               0.59%
------------------------------------------------------------------------


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:


------------------------------------------------------------------------
                                                         CLASS IA
                                                          SHARES
------------------------------------------------------------------------
 1 Year                                                    $ 60
------------------------------------------------------------------------
 3 Years                                                   $189
------------------------------------------------------------------------
 5 Years                                                   $329
------------------------------------------------------------------------
 10 Years                                                  $738
------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

The Portfolio Managers are JEFFREY S. PHLEGAR and JOHN FEINGOLD. Mr. Phlegar has been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Mr. Phlegar, a Senior Vice President of Alliance Capital has been associated with Alliance Capital for the past five years. Mr. Feingold is a Senior Vice President of Alliance Capital and has been associated with Alliance Capital and its predecessor, Sanford C. Bernstein & Co., Inc. since 1998. From 1993 to 1998 Mr. Feingold was associated with Jennison Associates.


30 About the Investment Portfolios                           EQ Advisors Trust

2. More information on principal risks and benchmarks

--------------------------------------------------------------------------------

PRINCIPAL RISKS

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

     ASSET CLASS RISK: There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

     MARKET RISK: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company's financial condition as well as overall market and economic conditions.

     SECURITY SELECTION RISK: The Adviser(s) for each Portfolio selects particular securities in seeking to achieve the Portfolio's objective within its overall strategy. The securities selected for the Portfolio may not perform as well as other securities that were not selected for the Portfolio. As a result the Portfolio may underperform other funds with the same objective or in the same asset class.

As indicated in "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

DERIVATIVES RISK: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Portfolio's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Portfolio's exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

     FUTURES AND OPTIONS RISK: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

EQUITY RISK: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company's operations.

FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of assets in fixed income securities, a Portfolio may be subject to the following risks:

     ASSET-BACKED SECURITIES RISK: Asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions.

     CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

     INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in re-


EQ Advisors Trust        More information on principal risks and benchmarks 31
     sponse to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

     INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

     JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody's) are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. A Portfolio investing in "junk bonds" may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

     MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

     ZERO COUPON AND PAY-IN-KIND SECURITIES RISK: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of a Portfolio's investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

     CURRENCY RISK: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

     GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

     POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

     REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject

32 More information on principal risks and benchmarks        EQ Advisors Trust
     to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

     TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

INDEX-FUND RISK: The EQ/Equity 500 Index and EQ/Small Company Index Portfolios are not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the EQ/Equity 500 Index Portfolio utilizes proprietary modeling techniques to match the performance results of the S&P 500. The EQ/Small Company Index Portfolio utilizes a "passive" or "indexing" investment approach and attempts to duplicate the investment performance of the particular index the Portfolio is tracking (i.e., Russell 2000) through statistical procedures. Therefore, the Portfolios will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

PORTFOLIO TURNOVER RISK: The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Portfolio and its shareholders, which would reduce investment returns.

SECTOR RISK: Market or economic factors affecting certain companies or industries in a particular industry sector could have a major effect on the value of a Portfolio's investments. Many technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. In addition, the EQ/Alliance Intermediate Government Securities Portfolio may make secured loans of its portfolio securities without restriction. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

SMALL-CAP AND/OR MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.


EQ Advisors Trust        More information on principal risks and benchmarks 33

BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of:
(i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX ("Lehman Intermediate Government Bonds Index") represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

THE MSCI EAFE(Reg. TM) INDEX (EUROPE, AUSTRALASIA, FAR EAST) ("MSCI EAFE") contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International ("MSCI") to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the MSCI EAFE, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the MSCI EAFE. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader MSCI EAFE index. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

THE RUSSELL 3000(Reg. TM) INDEX ("Russell 3000") is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

THE RUSSELL 3000(Reg. TM) GROWTH INDEX ("Russell 3000 Growth") is an unmanaged index that measures the performance of those companies in the Russell 3000 with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 1000(Reg. TM) INDEX ("Russell 1000") is an unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000, representing approximately 92% of the total market capitalization of the Russell 3000.

THE RUSSELL 1000(Reg. TM) VALUE INDEX ("Russell 1000 Value") is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted earnings.

THE RUSSELL 1000 TECHNOLOGY INDEX is an unmanaged index of common stocks that measures the performance of those Russell 1000 Index companies classified as technology companies.

THE RUSSELL 2000(Reg. TM) INDEX ("Russell 2000") is an unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000, which represents approximately 8% of the total market capitalization of the Russell 3000.

THE RUSSELL 2500(TM) INDEX ("Russell 2500") is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000, which represents approximately 17% of the total market capitalization of the Russell 3000.

THE RUSSELL 2500(TM) VALUE INDEX ("Russell 2500 Value") is an unmanaged index which measures the performance of those companies in the Russell 2500 with lower price-to-book ratios and lower forecasted growth values.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 Index") is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor's to be representative of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.


34 More information on principal risks and benchmarks        EQ Advisors Trust

3. Management of the Trust

--------------------------------------------------------------------------------

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."


THE TRUST

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust's Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among thirty-four (34) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this Prospectus.


THE MANAGER

The Equitable Life Assurance Society of the United States ("Equitable"), through its AXA Funds Management Group unit (the "Manager"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of Advisers. The Manager plays an active role in monitoring each Portfolio and Adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser's portfolio management team to determine whether its investment activities remain consistent with the Portfolios' investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser's overall business. The Manager monitors continuity in the Adviser's operations and changes in investment personnel and senior management. The Manager performs annual due diligence reviews with each Adviser.

The Manager obtains detailed information concerning Portfolio and Adviser performance and Portfolio operations that is used to supervise and monitor the Advisers and the Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may add to, dismiss or substitute for the Advisers responsible for managing a Portfolio's assets subject to the approval of the Trust's Board of Trustees. The Manager also has discretion to allocate each Portfolio's assets among the Portfolio's Advisers. The Manager recommends Advisers for each Portfolio to the Trust's Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Manager has received an order from the SEC to permit it and the Trust's Board of Trustees to select and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust's Board of Trustees, to appoint and replace Advisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an "affiliated person" of Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") such as Alliance Capital Management L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio's shareholders.


MANAGEMENT FEES

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager received in 2002 for managing each of the Portfolios and the rate of the management fees waived by the Manager in 2002 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.


MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 2002

--------------------------------------------------------------------
                                                      RATE OF
                                                       FEES
                                                       WAIVED
                                        ANNUAL          AND
                                         RATE         EXPENSES
 PORTFOLIOS                            RECEIVED      REIMBURSED
--------------------------------------------------------------------
 EQ/Alliance Intermediate                0.50%          0.00%
   Government Securities
 EQ/Alliance International               0.82%          0.02%
 EQ/Alliance Technology                  0.90%          0.10%
 EQ/Bernstein Diversified Value          0.65%          0.03%
 EQ/Calvert Socially Responsible         0.65%          1.02%
 EQ/Capital Guardian                     0.85%          0.19%
   International
 EQ/Capital Guardian Research            0.65%          0.11%
 EQ/Capital Guardian U.S. Equity         0.65%          0.07%
 EQ/Equity 500 Index                     0.25%          0.00%
 EQ/Fl Small/Mid Cap Value               0.75%          0.00%
 EQ/MFS Emerging Growth                  0.65%          0.00%
   Companies
 EQ/Small Company Index                  0.25%          0.00%
--------------------------------------------------------------------

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which would result in an increase or decrease in the amount of the management fee retained by the Manager, without


EQ Advisors Trust                                  Management of the Trust  35
shareholder approval. For certain administrative services, in addition to the management fee, each Portfolio pays the Manager a fee at an annual rate of 0.04% of the first $3 billion of total Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.0225% of the total Trust average daily net assets in excess of $10 billion, plus $30,000 for each Portfolio and an additional $30,000 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style).


EXPENSE LIMITATION AGREEMENT

In the interest of limiting until April 30, 2004 the expenses of each Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the Trust with respect to those Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to the following respective expense ratios:

EXPENSE LIMITATION PROVISIONS

----------------------------------------------------------------------
                                         TOTAL EXPENSES LIM-
                                         ITED TO (% OF DAILY
 PORTFOLIOS                                    NET ASSETS)
----------------------------------------------------------------------
 EQ/Alliance International                       0.85%
 EQ/Alliance Technology                          1.15%
 EQ/Bernstein Diversified Value                  0.95%
 EQ/Calvert Socially Responsible                 1.05%
 EQ/Capital Guardian International               1.20%
 EQ/Capital Guardian Research                    0.95%
 EQ/Capital Guardian U.S. Equity                 0.95%
 EQ/FI Small/Mid Cap Value                       1.10%
 EQ/Small Company Index                          0.85%
----------------------------------------------------------------------

The Manager may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within five years (or two or three years for certain Portfolios) of the payment being made and the combination of the Portfolio's expense ratio and such reimbursements do not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses


36 Management of the Trust                                   EQ Advisors Trust

4. Fund distribution arrangements

--------------------------------------------------------------------------------

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. AXA Distributors, LLC ("AXA Distributors") serves as the other distributor for the Class IB shares of the Trust as well as for the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.


EQ Advisors Trust                           Fund distribution arrangements  37

5. Buying and selling shares

--------------------------------------------------------------------------------

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares

The Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of Equitable.

These Portfolios are not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Portfolios. These kinds of strategies and transfer activities are disruptive to the Portfolios. If we determine that your transfer patterns among the Portfolios are disruptive to the Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.


38 Buying and selling shares                                 EQ Advisors Trust

6. How portfolio shares are priced

--------------------------------------------------------------------------------

"Net asset value" is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

-------------------------------------------------------------------------------
                               TOTAL MARKET VALUE     CASH AND
                                  OF SECURITIES   + OTHER ASSETS - LIABILITIES
                               -----------------------------------------------
     NET ASSET VALUE =                    NUMBER OF OUTSTANDING SHARES
--------------------------------------------------------------------------------

The net asset value of Portfolio shares is determined according to this schedule:

o A share's net asset value is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

o The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is placed by an insurance company or qualified retirement plan.

o A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

Generally, Portfolio securities are valued as follows:

o EQUITY SECURITIES - most recent sales price or if there is no sale, latest available bid price.

o DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) - based upon pricing service valuations.

o    SHORT-TERM OBLIGATIONS - amortized cost (which approximates market value).

o SECURITIES TRADED ON FOREIGN EXCHANGES - most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Board of Trustees of the Trust at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

o OPTIONS - last sales price or, if not available, previous day's sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

o FUTURES - last sales price or, if there is no sale, latest available bid price.

o OTHER SECURITIES - other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Board of Trustees of the Trust.

Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust's calculation of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio's net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust's Board of Trustees believes reflects fair value. This policy is intended to assure that the Portfolio's net asset value fairly reflects security values as of the time of pricing.

EQ Advisors Trust                          How portfolio shares are priced  39

7.  Dividends and other distributions and tax consequences

--------------------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolios.


TAX CONSEQUENCES

Each Portfolio of the Trust is treated as a separate entity and intends to qualify to be treated as a regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, it could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator and Manager, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.


40 Dividends and other distributions and tax consequences    EQ Advisors Trust

8. Financial Highlights

--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB shares. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio's operations). The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 2002 appears in the Trust's Annual Report. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did not reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.


EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(d):


                                                               CLASS IA
                                   ------------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                   ------------------------------------------------------------------
                                        2002         2001          2000           1999        1998
                                   ------------ ------------   ------------  ------------ -----------
Net asset value, beginning of
  year ...........................   $   9.88      $   9.46      $   9.18      $   9.67      $   9.44
                                     --------      --------      --------      --------      --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...........       0.27          0.37          0.55          0.50          0.50
 Net realized and unrealized
  gain (loss) on
  investments ....................       0.60          0.41          0.30         (0.49)        0.21
                                     --------      --------      --------      --------      --------
 Total from investment
  operations .....................       0.87          0.78          0.85          0.01          0.71
                                     --------      --------      --------      -------       --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..............      (0.24)        (0.36)        (0.56)        (0.50)        (0.48)
 Distributions from realized
  gains ..........................      (0.21)            -         (0.01)            -             -
                                     --------      --------      --------      --------      --------
 Total dividends and
  distributions ..................      (0.45)        (0.36)        (0.57)        (0.50)        (0.48)
                                     --------      --------      --------      --------      --------
Net asset value, end of year .....   $  10.30      $   9.88      $   9.46      $   9.18      $   9.67
                                     ========      ========      ========      ========      ========
Total return .....................       8.81%         8.23%         9.27%         0.02%         7.74%
                                     ========      ========      ========      ========      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .........................   $391,662      $241,071      $142,822      $156,864      $153,383
Ratio of expenses to average
 net assets ......................       0.59%         0.62%         0.58%         0.55%         0.55%
Ratio of net investment
 income to average net
 assets ..........................       3.20%         4.84%         5.83%         5.16%         5.21%
Portfolio turnover rate ..........        622%          463%          541%          408%          539%



                                                             CLASS IB
                                   -------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                   -------------------------------------------------------------
                                       2002         2001         2000        1999        1998
                                   ------------ ------------ ----------- ------------ ----------
Net asset value, beginning of
  year ...........................   $   9.83     $   9.43     $  9.15     $  9.66     $  9.43
                                     --------     --------     -------     -------     -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...........       0.21         0.35        0.52        0.47        0.47
 Net realized and unrealized
  gain (loss) on
  investments ....................       0.64         0.39        0.31       (0.49)       0.22
                                     --------     --------     -------     -------     -------
 Total from investment
  operations .....................       0.85         0.74        0.83       (0.02)       0.69
                                     --------     --------     -------     -------     -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..............      (0.23)       (0.34)      (0.54)      (0.49)      (0.46)
 Distributions from realized
  gains ..........................      (0.21)           -       (0.01)          -           -
                                     --------     --------     -------     -------     -------
 Total dividends and
  distributions ..................      (0.44)       (0.34)      (0.55)      (0.49)      (0.46)
                                     --------     --------     -------     -------     -------
Net asset value, end of year .....   $  10.24     $   9.83     $  9.43     $  9.15     $  9.66
                                     ========     ========     =======     =======     =======
Total return .....................       8.58%        7.98%       8.99%      (0.23)%      7.48%
                                     ========     ========     =======     =======     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .........................   $545,598     $204,870     $71,267     $45,911     $30,898
Ratio of expenses to average
 net assets ......................       0.84%        0.87%       0.83%       0.80%       0.80%
Ratio of net investment
 income to average net
 assets ..........................       2.95%        4.59%       5.55%       4.91%       4.87%
Portfolio turnover rate ..........        622%         463%        541%        408%        539%


                       See Notes to Financial Statements.


EQ Advisors Trust                                     Financial Highlights  41

EQ/ALLIANCE INTERNATIONAL PORTFOLIO(d)(g):


                                                                   CLASS IA
                                   ------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                   ------------------------------------------------------------------------
                                       2002          2001             2000            1999         1998
                                   ------------ ------------- ------------------- ------------ ------------
Net asset value, beginning of
  year ...........................   $   8.03      $  10.62       $  15.03        $  11.13     $  10.27
                                     --------      --------       --------        --------     --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) .........................       0.01          0.02          (0.01)           0.08         0.09
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ..........      (0.80)        (2.42)         (3.33)           4.07         0.97
                                     --------      --------       --------        --------     --------
 Total from investment
  operations .....................      (0.79)        (2.40)         (3.34)           4.15         1.06
                                     --------      --------       --------        --------     --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..............          -             -          (0.05)              -        (0.20)
 Distributions from realized
  gains ..........................          -         (0.19)         (1.02)          (0.25)           -
                                     --------      --------       --------        --------     --------
 Total dividends and
  distributions ..................          -         (0.19)         (1.07)          (0.25)       (0.20)
                                     --------      --------       --------        --------     --------
Net asset value, end of year .....   $   7.24      $   8.03       $  10.62        $  15.03     $  11.13
                                     ========      ========       ========        ========     ========
Total return .....................      (9.84)%      (22.88)%       (22.77)%         37.31%       10.57%
                                     ========      ========       ========        ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .........................   $876,907      $167,610       $228,325        $268,541     $204,767
Ratio of expenses to average
 net assets after waivers ........       1.02%       N/A             N/A             N/A          N/A
Ratio of expenses to average
 net assets after waivers and
 fees paid indirectly ............       1.00%       N/A             N/A             N/A          N/A
Ratio of expenses to average
 net assets before waivers
 and fees paid indirectly ........       1.04%         1.10%          1.16%(c)        1.08%        1.06%
Ratio of net investment
 income (loss) to average net
 assets after waivers ............       0.60%       N/A             N/A             N/A          N/A
Ratio of net investment
 income (loss) to average net
 assets after waivers and
 fees paid indirectly ............       0.62%       N/A             N/A             N/A          N/A
Ratio of net investment
 income (loss) to average net
 assets before waivers and
 fees paid indirectly ............       0.58%         0.17%         (0.03)%(c)       0.70%        0.81%
Portfolio turnover rate ..........         47%           77%            80%            152%          59%



                                                                  CLASS IB
                                   -----------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------
                                        2002          2001             2000            1999        1998
                                   ------------- ------------- ------------------- ----------- -----------
Net asset value, beginning of
  year ...........................   $   7.94      $ 10.55          $ 14.96          $ 11.11      $10.26
                                     --------      -------          -------          -------      ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) .........................       0.01            -#           (0.01)            0.04        0.05
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ..........      (0.82)       (2.42)           (3.33)            4.06        0.98
                                     --------      -------          -------          -------      ------
 Total from investment
  operations .....................      (0.81)       (2.42)           (3.34)            4.10        1.03
                                     --------      -------          -------          -------      ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..............          -            -            (0.05)               -       (0.18)
 Distributions from realized
  gains ..........................          -        (0.19)           (1.02)           (0.25)          -
                                     --------      -------          -------          -------      ------
 Total dividends and
  distributions ..................          -        (0.19)           (1.07)           (0.25)      (0.18)
                                     --------      -------          -------          -------      ------
Net asset value, end of year .....   $   7.13      $  7.94          $ 10.55          $ 14.96      $11.11
                                     ========      =======          =======          =======      ======
Total return .....................     (10.20)%     (23.23)%         (22.86)%          36.90%      10.30%
                                     ========      =======          =======          =======      ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .........................   $205,496      $36,054          $37,171          $18,977      $7,543
Ratio of expenses to average
 net assets after waivers ........       1.27%       N/A               N/A              N/A         N/A
Ratio of expenses to average
 net assets after waivers and
 fees paid indirectly ............       1.25%       N/A               N/A              N/A         N/A
Ratio of expenses to average
 net assets before waivers
 and fees paid indirectly ........       1.29%        1.35%            1.41%(c)         1.33%       1.31%
Ratio of net investment
 income (loss) to average net
 assets after waivers ............       0.35%       N/A               N/A              N/A         N/A
Ratio of net investment
 income (loss) to average net
 assets after waivers and
 fees paid indirectly ............       0.37%       N/A               N/A              N/A         N/A
Ratio of net investment
 income (loss) to average net
 assets before waivers and
 fees paid indirectly ............       0.33%       (0.08)%          (0.28)%(c)        0.36%       0.44%
Portfolio turnover rate ..........         47%          77%              80%             152%         59%

                       See Notes to Financial Statements.


42 Financial Highlights                                      EQ Advisors Trust

EQ/ALLIANCE TECHNOLOGY PORTFOLIO:


                                                                                     CLASS IA
                                                                ---------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,        MAY 1, 2000*
                                                                ---------------------------            TO
                                                                     2002         2001          DECEMBER 31, 2000
                                                                ------------  -------------  ----------------------
Net asset value, beginning of period ..........................   $  5.06      $  6.68              $ 10.00
                                                                  -------      -------              -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) .................................     (0.03)       (0.01)                0.01
 Net realized and unrealized loss on investments ..............     (2.02)       (1.61)               (3.33)
                                                                  -------      -------              -------
 Total from investment operations .............................     (2.05)       (1.62)               (3.32)
                                                                  -------      -------              -------
 LESS DISTRIBUTIONS:
 Distributions from net investment income .....................         -            -#                   -
Net asset value, end of period ................................   $  3.01      $  5.06              $  6.68
                                                                  -------      -------              -------
Total return ..................................................    (40.51)%     (24.24)%             (33.20)%(b)
                                                                  =======      =======              =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................   $11,263      $24,326              $22,880
Ratio of expenses to average net assets after waivers .........      0.90%        0.90%                0.90%(a)(c)
Ratio of expenses to average net assets after waivers and
  fees paid indirectly ........................................      0.88%       N/A                   N/A
Ratio of expenses to average net assets before waivers and
  fees paid indirectly ........................................      1.00%        0.98%                0.96%(a)(c)
Ratio of net investment income (loss) to average net assets
  after waivers. ..............................................     (0.71)%      (0.31)%               0.25%(a)(c)
Ratio of net investment income (loss) to average net assets
  after waivers and fees paid indirectly ......................     (0.69)%      N/A                   N/A
Ratio of net investment income (loss) to average net assets
  before waivers and fees paid indirectly .....................     (0.81)%      (0.39)%               0.18%(a)(c)
Portfolio turnover rate .......................................        80%          41%                  49%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ...................   $     -#     $     -#             $     -



                                                                                       CLASS IB
                                                                ------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,           MAY 1, 2000*
                                                                ----------------------------             TO
                                                                     2002           2001         DECEMBER 31, 2000
                                                                -------------- ------------- -------------------------
Net asset value, beginning of period ..........................    $   5.04     $   6.67               $  10.00
                                                                   --------     --------               --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) .................................       (0.03)       (0.03)                     -
 Net realized and unrealized loss on investments ..............       (2.02)       (1.60)                 (3.33)
                                                                   --------     --------               --------
 Total from investment operations .............................       (2.05)       (1.63)                 (3.33)
                                                                   --------     --------               --------
 LESS DISTRIBUTIONS:
 Distributions from net investment income .....................           -            -#                    -
Net asset value, end of period ................................    $   2.99     $   5.04               $   6.67
                                                                   --------     --------               --------
Total return ..................................................      (40.67)%     (24.43)%               (33.30)%(b)
                                                                   ========     ========               ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................    $194,971     $320,756               $275,140
Ratio of expenses to average net assets after waivers .........        1.15%        1.15%                  1.15%(a)(c)
Ratio of expenses to average net assets after waivers and
  fees paid indirectly ........................................        1.13%       N/A                    N/A
Ratio of expenses to average net assets before waivers and
  fees paid indirectly ........................................        1.25%        1.23%                  1.21%(a)(c)
Ratio of net investment income (loss) to average net assets
  after waivers. ..............................................       (0.96)%      (0.56)%                (0.00)%(a)(c)
Ratio of net investment income (loss) to average net assets
  after waivers and fees paid indirectly ......................       (0.94)%      N/A                    N/A
Ratio of net investment income (loss) to average net assets
  before waivers and fees paid indirectly .....................       (1.06)%      (0.64)%                (0.07)%(a)(c)
Portfolio turnover rate .......................................          80%          41%                    49%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ...................    $      -#    $      -#         $           -

                       See Notes to Financial Statements.


EQ Advisors Trust                                     Financial Highlights  43

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO(f):

                                                                              CLASS IA
                                                               --------------------------------------
                                                                                     MAY 18, 2001*
                                                                   YEAR ENDED              TO
                                                                DECEMBER 31, 2002  DECEMBER 31, 2001
                                                               ------------------ -------------------
Net asset value, beginning of period .........................      $ 11.77           $ 12.26
                                                                    -------           -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .......................................         0.18              0.11
 Net realized and unrealized gain (loss) on investments
  and from currency transactions .............................        (1.76)            (0.26)
                                                                    -------           -------
 Total from investment operations ............................        (1.58)            (0.15)
                                                                    -------           -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ........................        (0.16)            (0.13)
 Distributions from realized gains ...........................            -             (0.21)
                                                                    -------           -------
 Total dividends and distributions ...........................        (0.16)            (0.34)
                                                                    -------           ----------
Net asset value, end of period ...............................      $ 10.03           $ 11.77
                                                                    =======           =======
Total return .................................................       (13.42)%           (1.21)%(b)
                                                                    =======           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............................      $21,214           $18,000
Ratio of expenses to average net assets after waivers ........         0.70%             0.70 (a)
Ratio of expenses to average net assets after waivers and
  fees paid indirectly .......................................         0.69%            N/A
Ratio of expenses to average net assets before waivers
  and fees paid indirectly ...................................         0.73%             0.73%(a)
Ratio of net investment income to average net assets
  after waivers ..............................................         1.77%             1.69%(a)
Ratio of net investment income to average net assets
  after waivers and fees paid indirectly .....................         1.78%            N/A
Ratio of net investment income to average net assets
  before waivers and fees paid indirectly ....................         1.75%             1.66%(a)
Portfolio turnover rate ......................................           13%               90%
Effect of voluntary expense limitation during the period: ....
 Per share benefit to net investment income ..................      $     -#          $     -#

                                                                                           CLASS IB
                                                               -----------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                    2002         2001          2000         1999        1998**
                                                               ------------- ------------ ------------- ------------ -----------
Net asset value, beginning of period .........................   $  11.77      $  11.73       $  12.06     $  11.94     $ 10.00
                                                                 --------      --------       --------     --------     -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .......................................       0.14          0.11           0.09         0.11        0.06
 Net realized and unrealized gain (loss) on investments
  and from currency transactions .............................      (1.74)         0.25          (0.33)        0.31        1.94
                                                                 --------      --------       --------     --------     -------
 Total from investment operations ............................      (1.60)         0.36          (0.24)        0.42        2.00
                                                                 --------      --------       --------     --------     -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ........................      (0.14)        (0.11)         (0.09)       (0.11)      (0.06)
 Distributions from realized gains ...........................          -         (0.21)             -        (0.19)          -
                                                                 --------      --------       --------     --------     -------
 Total dividends and distributions ...........................      (0.14)        (0.32)         (0.09)       (0.30)      (0.06)
                                                                 --------      --------       --------     --------     -------
Net asset value, end of period ...............................   $  10.03      $  11.77       $  11.73     $  12.06     $ 11.94
                                                                 ========      ========       ========     ========     =======
Total return .................................................     (13.61)%        3.09%         (1.94)%       3.55%      20.01%
                                                                 ========      ========       ========     ========     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............................   $800,212      $608,741       $176,049     $133,503     $74,588
Ratio of expenses to average net assets after waivers ........       0.95%         0.95%          0.95%        0.94%       0.90%
Ratio of expenses to average net assets after waivers and
  fees paid indirectly .......................................       0.94%       N/A             N/A           N/A         N/A
Ratio of expenses to average net assets before waivers
  and fees paid indirectly ...................................       0.98%         0.98%          0.95%        1.00%       1.20%
Ratio of net investment income to average net assets
  after waivers ..............................................       1.52%         1.40%          0.91%        1.10%       1.19%
Ratio of net investment income to average net assets
  after waivers and fees paid indirectly .....................       1.53%       N/A             N/A           N/A         N/A
Ratio of net investment income to average net assets
  before waivers and fees paid indirectly ....................       1.50%         1.37%          0.91%        1.04%       0.89%
Portfolio turnover rate ......................................         13%           90%            33%          32%         37%
Effect of voluntary expense limitation during the period: ....
 Per share benefit to net investment income ..................   $      -      $      -#      $      -     $   0.01     $  0.02

                       See Notes to Financial Statements.

44 Financial Highlights                                      EQ Advisors Trust

                  EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO:

                                                                                CLASS IA
                                                                           ------------------
                                                                            OCTOBER 2, 2002*
                                                                                   TO
                                                                            DECEMBER 31, 2002
                                                                           ------------------
Net asset value, beginning of period .....................................    $     5.64
                                                                              ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss .....................................................            -#
 Net realized and unrealized gain (loss) on investments ..................          0.24
                                                                              ----------
 Total from investment operations ........................................          0.24
                                                                              ----------
 LESS DISTRIBUTIONS:
 Distributions from realized gains .......................................             -
                                                                              ----------
Net asset value, end of period ...........................................    $     5.88
                                                                              ==========
Total return .............................................................          4.26%(b)
                                                                              ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................    $       51
Ratio of expenses to average net assets after waivers and
  reimbursements .........................................................          0.80%(a)
Ratio of expenses to average net assets after waivers, reimbursements
  and fees paid indirectly ...............................................          0.70%(a)
Ratio of expenses to average net assets before waivers, reimbursements
  and fees paid indirectly ...............................................          1.82%(a)
Ratio of net investment loss to average net assets after waivers and
  reimbursements .........................................................         (0.13)%(a)
Ratio of net investment loss to average net assets after waivers,
  reimbursements and fees paid indirectly ................................         (0.03)%(a)
Ratio of net investment loss to average net assets before waivers,
  reimbursements and fees paid indirectly ................................         (1.15)%(a)
Portfolio turnover rate ..................................................           130%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment loss ................................    $     0.02

                                                                                                       CLASS IB
                                                                           --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,       SEPTEMBER 1, 1999*
                                                                           -------------------------------------         TO
                                                                                2002          2001         2000   DECEMBER 31, 1999
                                                                           ------------- ------------- --------- ------------------
Net asset value, beginning of period .....................................   $  7.99        $ 9.64      $10.76         $ 0.00
                                                                             -------        ------      ------         ------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss .....................................................     (0.01)        (0.02)      (0.01)         (0.01)
 Net realized and unrealized gain (loss) on investments ..................     (2.10)        (1.37)      (0.34)          0.83
                                                                             -------        ------      ------         ------
 Total from investment operations ........................................     (2.11)        (1.39)      (0.35)          0.82
                                                                             -------        ------      ------         ------
 LESS DISTRIBUTIONS:
 Distributions from realized gains .......................................         -         (0.26)      (0.77)         (0.06)
                                                                             -------        ------      ------         ------
Net asset value, end of period ...........................................   $  5.88        $ 7.99      $ 9.64         $10.76
                                                                             =======        ======      ======         ======
Total return .............................................................    (26.41)%      (14.74)%     (2.87)%         8.09%(b)
                                                                             =======        ======      ======         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................   $11,064        $5,898      $3,922         $2,622
Ratio of expenses to average net assets after waivers and
  reimbursements .........................................................      1.05%         1.05%       1.05%          1.05%(a)
Ratio of expenses to average net assets after waivers, reimbursements
  and fees paid indirectly ...............................................      0.95%         N/A          N/A           N/A
Ratio of expenses to average net assets before waivers, reimbursements
  and fees paid indirectly ...............................................      2.07%         2.36%       2.37%          5.38%(a)
Ratio of net investment loss to average net assets after waivers and
  reimbursements .........................................................     (0.38)%       (0.33)%     (0.11)%        (0.19)%(a)
Ratio of net investment loss to average net assets after waivers,
  reimbursements and fees paid indirectly ................................     (0.28)%        N/A          N/A           N/A
Ratio of net investment loss to average net assets before waivers,
  reimbursements and fees paid indirectly ................................     (1.40)%       (1.64)%     (1.43)%        (4.52)%(a)
Portfolio turnover rate ..................................................       130%           46%         81%            45%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment loss ................................   $  0.04        $ 0.08      $ 0.10         $    -


                       See Notes to Financial Statements.

EQ Advisors Trust                                     Financial Highlights  45

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO:

                                                                                    CLASS IA
                                                                               ------------------
                                                                                 MARCH 25, 2002*
                                                                                       TO
                                                                                DECEMBER 31, 2002
                                                                               ------------------
Net asset value,beginning of period ..........................................      $ 8.77
                                                                                    ------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .......................................................        0.05
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ......................................................       (1.35)
                                                                                    ------
 Total from investment operations ............................................       (1.30)
                                                                                    ------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ........................................       (0.12)
 Distributions from realized gains ...........................................           -
                                                                                    ------
 Total dividends and distributions ...........................................       (0.12)
                                                                                    ------
Net asset value, end of period ...............................................      $ 7.35
                                                                                    ======
Total return .................................................................      (14.81)%(b)
                                                                                    ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............................................      $   84
Ratio of expenses to average net assets after waivers ........................        0.95%(a)
Ratio of expenses to average net assets after waivers and fees paid
  indirectly .................................................................        0.92%(a)
Ratio of expenses to average net assets before waivers and fees paid
  indirectly .................................................................        1.14%(a)
Ratio of net investment income to average net assets after waivers ...........        0.76%(a)
Ratio of net investment income to average net assets after waivers and
  fees paid indirectly .......................................................        0.79%(a)
Ratio of net investment income (loss) to average net assets before waivers
  and fees paid indirectly ...................................................        0.57%(a)
Portfolio turnover rate ......................................................          23%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ..................................      $ 0.01

                                                                                                       CLASS IB
                                                                            --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,         MAY 1, 1999*
                                                                            --------------------------------------      TO
                                                                                2002          2001          2000   DECEMBER 31, 1999
                                                                            ------------ ------------- ----------- -----------------
Net asset value,beginning of period ........................................ $   8.77      $  11.28     $ 14.10       $ 10.00
                                                                             --------      --------     -------       -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .....................................................     0.06          0.04        0.10             -
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ....................................................    (1.37)        (2.38)      (2.68)         4.10
                                                                             --------      --------     -------       -------
 Total from investment operations ..........................................    (1.31)        (2.34)      (2.58)         4.10
                                                                             --------      --------     -------       -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ......................................    (0.11)        (0.14)      (0.07)            -
 Distributions from realized gains .........................................        -         (0.03)      (0.17)            -
                                                                             --------      --------     -------       -------
 Total dividends and distributions .........................................    (0.11)        (0.17)      (0.24)            -
                                                                             --------      --------     -------       -------
Net asset value, end of period ............................................. $   7.35      $   8.77     $ 11.28        $ 14.10
                                                                             ========      ========     ========       =======
Total return ...............................................................   (15.00)%      (20.89)%    (19.19)%       41.00%(b)
                                                                             ========      ========     =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................... $125,521      $101,683    $110,486       $52,049
Ratio of expenses to average net assets after waivers ......................     1.20%         1.20%       1.20%         1.20%(a)
Ratio of expenses to average net assets after waivers and fees paid
  indirectly ...............................................................     1.17%        N/A         N/A           N/A
Ratio of expenses to average net assets before waivers and fees paid
  indirectly ...............................................................     1.39%         1.39%       1.28%         1.65%(a)
Ratio of net investment income to average net assets after waivers .........     0.51%         0.39%       0.37%         0.02%(a)
Ratio of net investment income to average net assets after waivers and
  fees paid indirectly .....................................................     0.54%        N/A         N/A           N/A
Ratio of net investment income (loss) to average net assets before waivers
  and fees paid indirectly .................................................     0.32%         0.20%       0.29%        (0.43)%(a)
Portfolio turnover rate ....................................................       23%           38%         26%           28%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ................................ $   0.01      $   0.02     $  0.02       $  0.02

                       See Notes to Financial Statements.


46 Financial Highlights                                      EQ Advisors Trust

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO(h):

                                                                                 CLASS IA
                                                                            ------------------
                                                                              MARCH 25, 2002*
                                                                                    TO
                                                                             DECEMBER 31, 2002
                                                                            ------------------
Net asset value, beginning of period ......................................       $ 10.84
                                                                                  -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................................................          0.11
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ...................................................         (2.71)
                                                                                  -------
 Total from investment operations .........................................         (2.60)
                                                                                  -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....................................         (0.02)
 Distributions from realized gains ........................................             -
                                                                                  -------
 Total dividends and distributions ........................................         (0.02)
                                                                                  -------
Net asset value, end of period ............................................       $  8.22
                                                                                  =======
Total return ..............................................................        (23.94)%(b)
                                                                                  =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................................       $    82
Ratio of expenses to average net assets after waivers .....................          0.70%(a)
Ratio of expenses to average net assets after waivers and fees paid
  indirectly ..............................................................          0.18%(a)
Ratio of expenses to average net assets before waivers and fees paid
  indirectly ..............................................................          0.81%(a)
Ratio of net investment income to average net assets after waivers ........          0.75%(a)
Ratio of net investment income to average net assets after waivers and
  fees paid indirectly ....................................................          1.27%(a)
Ratio of net investment income to average net assets before waivers and
  fees paid indirectly ....................................................          0.64%(a)
Portfolio turnover rate ...................................................           222%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ...............................       $  0.01

                                                                                                       CLASS IB
                                                                            -------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,           MAY 1, 1999*
                                                                            -------------------------------------          TO
                                                                                 2002          2001         2000   DECEMBER 31, 1999
                                                                            ------------- ------------- ---------  -----------------
Net asset value, beginning of period ......................................   $  10.93      $  11.18      $ 10.69       $ 10.00
                                                                              --------      --------      -------       -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................................................       0.04          0.02         0.04          0.02
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ...................................................     ( 2.73)        (0.25)        0.59          0.69
                                                                              --------      --------      -------       -------
 Total from investment operations .........................................     ( 2.69)        (0.23)        0.63          0.71
                                                                              --------      --------      -------       -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....................................     ( 0.02)        (0.02)       (0.04)        (0.02)
 Distributions from realized gains ........................................          -             -        (0.10)            -
                                                                              --------      --------      -------       -------
 Total dividends and distributions ........................................     ( 0.02)        (0.02)       (0.14)        (0.02)
                                                                              --------      --------      -------       -------
Net asset value, end of period ............................................   $   8.22      $  10.93      $ 11.18       $ 10.69
                                                                              ========      ========      =======       =======
Total return ..............................................................     (24.62)%       (2.04)%       5.92%         7.10%(b)
                                                                              ========      ========      =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................................   $563,396      $111,944      $77,959       $33,903
Ratio of expenses to average net assets after waivers .....................       0.95%         0.95%        0.95%         0.95%(a)
Ratio of expenses to average net assets after waivers and fees paid
  indirectly ..............................................................       0.43%       N/A           N/A           N/A
Ratio of expenses to average net assets before waivers and fees paid
  indirectly ..............................................................       1.06%         1.05%        1.06%         1.35%(a)
Ratio of net investment income to average net assets after waivers ........       0.50%         0.26%        0.47%         0.37%(a)
Ratio of net investment income to average net assets after waivers and
  fees paid indirectly ....................................................       1.02%       N/A           N/A           N/A
Ratio of net investment income to average net assets before waivers and
  fees paid indirectly ....................................................       0.39%         0.16%        0.37%        (0.03)%(a)
Portfolio turnover rate ...................................................        222%           30%          38%           36%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ...............................   $      -#      $  0.01      $  0.01       $  0.02

                       See Notes to Financial Statements.


EQ Advisors Trust                                     Financial Highlights  47

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO(i):

                                                                                 CLASS IA
                                                                            ------------------
                                                                              MARCH 25, 2002*
                                                                                    TO
                                                                             DECEMBER 31, 2002
                                                                            ------------------
Net asset value, beginning of period ......................................       $ 10.12
                                                                                  -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................................................          0.05
 Net realized and unrealized gain (loss) on investments ...................         (2.35)
                                                                                  -------
 Total from investment operations .........................................         (2.30)
                                                                                  -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....................................         (0.05)
 Distributions from realized gains ........................................             -
                                                                                  -------
 Total dividends and distributions ........................................         (0.05)
                                                                                  -------
Net asset value, end of period ............................................       $  7.77
                                                                                  =======
Total return ..............................................................        (22.77)%(b)
                                                                                  =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................................       $    93
Ratio of expenses to average net assets after waivers .....................          0.70%(a)
Ratio of expenses to average net assets after waivers and fees paid
  indirectly ..............................................................          0.66%(a)
Ratio of expenses to average net assets before waivers and fees paid
  indirectly ..............................................................          0.77%(a)
Ratio of net investment income to average net assets after waivers ........          0.68%(a)
Ratio of net investment income to average net assets after waivers and
  fees paid indirectly ....................................................          0.72%(a)
Ratio of net investment income to average net assets before waivers and
  fees paid indirectly ....................................................          0.61%(a)
Portfolio turnover rate ...................................................            30%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ...............................       $     -#

                                                                                                       CLASS IB
                                                                            --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31           MAY 1, 1999*
                                                                            -------------------------------------         TO
                                                                                 2002          2001        2000    DECEMBER 31, 1999
                                                                            ------------- ------------- ---------  -----------------
Net asset value, beginning of period ......................................   $  10.22       $  10.46     $  10.32     $ 10.00
                                                                              --------       --------     -------     --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................................................       0.03           0.03         0.05        0.02
 Net realized and unrealized gain (loss) on investments ...................      (2.45)         (0.24)        0.30        0.35
                                                                              --------       --------     --------     -------
 Total from investment operations .........................................      (2.42)         (0.21)        0.35        0.37
                                                                              --------       --------     --------     -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....................................      (0.03)         (0.03)       (0.05)      (0.02)
 Distributions from realized gains ........................................          -              -#       (0.16)      (0.03)
                                                                              --------       --------     --------    --------
 Total dividends and distributions ........................................      (0.03)         (0.03)       (0.21)      (0.05)
                                                                              --------       --------     --------    --------
Net asset value, end of period ............................................   $   7.77       $  10.22     $  10.46     $ 10.32
                                                                              ========       ========     ========    ========
Total return ..............................................................     (23.68)%        (2.01)%       3.56%       3.76%(b)
                                                                              ========       ========     ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................................   $273,334       $198,364     $136,485     $67,472
Ratio of expenses to average net assets after waivers .....................       0.95%          0.95%        0.95%       0.95%(a)
Ratio of expenses to average net assets after waivers and fees paid
  indirectly ..............................................................       0.91%         N/A          N/A         N/A
Ratio of expenses to average net assets before waivers and fees paid
  indirectly ..............................................................       1.02%          1.01%        1.01%       1.23%(a)
Ratio of net investment income to average net assets after waivers ........       0.43%          0.32%        0.60%       0.63%(a)
Ratio of net investment income to average net assets after waivers and
  fees paid indirectly ....................................................       0.47%         N/A          N/A         N/A
Ratio of net investment income to average net assets before waivers and
  fees paid indirectly ....................................................       0.36%          0.26%        0.54%       0.35%(a)
Portfolio turnover rate ...................................................         30%            36%          43%         50%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ...............................   $      -#      $      -#    $   0.01     $  0.01

                       See Notes to Financial Statements.


48 Financial Highlights                                      EQ Advisors Trust

EQ/EQUITY 500 INDEX PORTFOLIO(d)(e):

                                                                       CLASS IA
                                     -----------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------------------------------------
                                           2002            2001            2000           1999           1998
                                     --------------- --------------- --------------- -------------- --------------
Net asset value, beginning of
  year .............................    $    22.05      $    25.34       $    29.57    $    25.00     $    19.74
                                        ----------      ----------       ----------    ----------     ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .............          0.26            0.26             0.25          0.28           0.27
 Net realized and unrealized
  gain (loss) on
  investments ......................         (5.15)          (3.28)           (3.13)         4.78           5.25
                                        ----------      ----------       ----------    ----------     ----------
 Total from investment
  operations .......................         (4.89)          (3.02)           (2.88)         5.06           5.52
                                        ----------      ----------       ----------    ----------     ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................         (0.22)          (0.25)           (0.19)        (0.27)         (0.25)
 Distributions from realized
  gains ............................         (0.02)          (0.02)           (1.16)        (0.22)         (0.01)
                                        ----------      ----------       ----------    ----------     ----------
 Total dividends and
  distributions ....................         (0.24)          (0.27)           (1.35)        (0.49)         (0.26)
                                        ----------      ----------       ----------    ----------     ----------
Net asset value, end of year .......    $    16.92      $    22.05       $    25.34    $    29.57     $    25.00
                                        ==========      ==========       ==========    ==========     ==========
Total return .......................        (22.19)%        (11.95)%          (9.58)%       20.38%         28.07%
                                        ==========      ==========       ==========    ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's) ..........................    $1,256,522      $1,775,556       $2,106,901    $2,618,539     $1,689,913
Ratio of expenses to average
  net assets .......................          0.32%           0.31%            0.32%         0.33%          0.34%
Ratio of net investment
  income to average net
  assets ...........................          1.30%           1.08%            0.87%         1.05%          1.23%
Portfolio turnover rate ............             8%              3%              17%            5%             6%

                                                                 CLASS IB
                                     -----------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------------------------
                                          2002          2001          2000         1999        1998
                                     ------------- ------------- ------------- ----------- -----------
Net asset value, beginning of
  year .............................   $  21.95      $  25.22       $  29.50      $ 24.98    $ 19.73
                                       --------      --------       --------      -------    -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .............       0.18          0.20           0.16         0.21       0.22
 Net realized and unrealized
  gain (loss) on
  investments ......................      (5.09)       (3.26)          (3.11)        4.78       5.24
                                       --------      --------       --------      -------    -------
 Total from investment
  operations .......................      (4.91)       (3.06)          (2.95)        4.99       5.46
                                       --------      --------       --------      -------    -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................      (0.18)        (0.19)         (0.17)       (0.25)     (0.20)
 Distributions from realized
  gains ............................      (0.02)        (0.02)         (1.16)       (0.22)     (0.01)
                                       --------      --------       --------      -------    --------
 Total dividends and
  distributions ....................      (0.20)        (0.21)         (1.33)       (0.47)     (0.21)
                                       --------      --------       --------      -------    --------
Net asset value, end of year .......   $  16.84      $  21.95       $  25.22      $ 29.50    $ 24.98
                                       ========      ========       ========      =======    ========
Total return .......................     (22.39)%      (12.15)%        (9.81)%      20.08%     27.74%
                                       ========      ========       ========      =======    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's) ..........................   $860,185      $925,533       $928,578      $20,931       $443
Ratio of expenses to average
  net assets .......................       0.57%         0.56%          0.57%        0.58%      0.59%
Ratio of net investment
  income to average net
  assets ...........................       1.05%         0.83%          0.58%        0.78%      0.98%
Portfolio turnover rate ............          8%            3%            17%           5%         6%

                       See Notes to Financial Statements.


EQ Advisors Trust                                     Financial Highlights  49

EQ/FI SMALL/MID CAP VALUE PORTFOLIO:


                                                                         CLASS IA
                                    ----------------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,                        NOVEMBER 24,
                                    -----------------------------------------------------------        1998* TO
                                         2002         2001          2000             1999          DECEMBER 31, 1998
                                    ------------- ----------- ---------------- ---------------- ----------------------
Net asset value, beginning of
  period ..........................   $ 11.61       $ 11.21        $10.76        $10.59                $ 10.40
                                      -------       -------        ------        ------                -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............      0.11          0.12          0.10          0.03                   0.03
 Net realized and unrealized
  gain (loss) on
  investments .....................     (1.79)         0.36          0.48          0.19                   0.23+
                                      -------       -------        ------        ------                -------
 Total from investment
  operations ......................     (1.68)         0.48          0.58          0.22                   0.26
                                      -------       -------        ------        ------                -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............     (0.08)        (0.08)        (0.13)        (0.05)                 (0.06)
 Tax return of capital
  distributions ...................         -             -             -             -                  (0.01)
                                      -------       -------        ------        ------                -------
 Total dividends and
  distributions ...................     (0.08)        (0.08)        (0.13)        (0.05)                 (0.07)
                                      -------       -------        ------        ------                -------
Net asset value, end of period.....   $  9.85       $ 11.61        $11.21        $10.76                $ 10.59
                                      =======       =======        ======        ======                =======
Total return. .....................    (14.49)%        4.29%         5.48%         2.07%                  2.63%(b)
                                      =======       =======        ======        ======                =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $18,779       $18,087        $7,269        $2,339                   $747
Ratio of expenses to average
  net assets after waivers ........      0.85%         0.85%         0.82%(c)      0.75%(c)               0.75%(a)(c)
Ratio of expenses to average
  net assets after waivers
  and fees paid indirectly ........      0.83%       N/A             N/A           N/A                   N/A
Ratio of expenses to average
  net assets before waivers
  and fees paid indirectly ........      0.85%         0.86%         0.87%(c)      0.84%(c)               0.92%(a)(c)
Ratio of net investment
  income to average net
  assets after waivers ............      1.00%         1.28%         1.42%(c)      0.40%(c)               0.72%(a)(c)
Ratio of net investment
  income to average net
  assets after waivers and
  fees paid indirectly ............      1.02%       N/A             N/A           N/A                   N/A
Ratio of net investment
  income to average net
  assets before waivers and
  fees paid indirectly ............      1.00%         1.27%         1.37%(c)      0.32%(c)               0.55%(a)(c)
Portfolio turnover rate ...........        98%          106%          196%          192%                   111%
Effect of voluntary expense
  limitation during the
  period:
 Per share benefit to net
 investment income ................   $     -       $     -#       $ 0.01        $ 0.01                 $ 0.17



                                                                       CLASS IB
                                    ------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                    ------------------------------------------------------------------------------
                                         2002         2001           2000             1999              1998
                                    ------------- ------------ ---------------- ---------------- -----------------
Net asset value, beginning of
  period ..........................   $  11.61      $  11.22       $  10.78        $  10.61        $  11.85
                                      --------      --------       --------        --------        --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............       0.07          0.06           0.12            0.02            0.05
 Net realized and unrealized
  gain (loss) on
  investments .....................      (1.78)         0.39           0.43            0.17           (1.24)
                                      --------      --------       --------        --------        --------
 Total from investment
  operations ......................      (1.71)         0.45           0.55            0.19           (1.19)
                                      --------      --------       --------        ---------        -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.06)        (0.06)         (0.11)          (0.02)          (0.04)
 Tax return of capital
  distributions ...................          -             -              -               -           (0.01)
                                      --------      --------      ---------        --------        --------
 Total dividends and
  distributions ...................      (0.06)        (0.06)         (0.11)          (0.02)          (0.05)
                                      --------      --------      ---------        ---------        -------
Net asset value, end of period.....   $   9.84         11.61       $  11.22        $  10.78        $  10.61
                                      ========      ========      =========        =========       ========
Total return. .....................     (14.77)%        4.04%          5.13%           1.80%         (10.02)%
                                      ========      ========      =========        =========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $646,958      $429,560       $153,232        $149,618        $166,746
Ratio of expenses to average
  net assets after waivers ........       1.10%         1.10%          1.07%(c)        1.00%(c)        1.00%(c)
Ratio of expenses to average
  net assets after waivers
  and fees paid indirectly ........       1.08%        N/A            N/A             N/A             N/A
Ratio of expenses to average
  net assets before waivers
  and fees paid indirectly ........       1.10%         1.11%          1.12%(c)        1.09%(c)        1.17%(c)
Ratio of net investment
  income to average net
  assets after waivers ............       0.75%         1.03%          1.17%(c)        0.21%(c)        0.47%(c)
Ratio of net investment
  income to average net
  assets after waivers and
  fees paid indirectly ............       0.77%        N/A            N/A             N/A             N/A
Ratio of net investment
  income to average net
  assets before waivers and
  fees paid indirectly ............       0.75%         1.02%          1.12%(c)        0.12%(c)        0.30%(c)
Portfolio turnover rate ...........         98%          106%           196%            192%            111%
Effect of voluntary expense
  limitation during the
  period:
 Per share benefit to net
 investment income ................   $      -      $      -#      $      -        $   0.02        $   0.02

                       See Notes to Financial Statements.


50 Financial Highlights                                      EQ Advisors Trust

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO:


                                                                         CLASS IA
                                    -----------------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,                      NOVEMBER 24, 1998*
                                    ----------------------------------------------------------            TO
                                         2002          2001          2000          1999           DECEMBER 31, 1998
                                    ------------- ------------- ------------- ---------------- ------------------------
Net asset value, beginning of
  period ..........................   $ 13.82       $ 20.91        $ 27.40      $ 16.04                 $14.18
                                      -------       -------        -------      -------                 ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................     (0.02)         0.07           0.04         0.01                      -
 Net realized and unrealized
  gain (loss) on
  investments .....................      4.70)        (7.16)         (5.13)       11.83                   1.86
                                      -------       -------        -------      -------                 ------
 Total from investment
  operations ......................     (4.72)        (7.09)         (5.09)       11.84                   1.86
                                      -------       -------        -------      -------                 ------
 LESS DISTRIBUTIONS:
 Distributions from realized
  gains ...........................         -             -#        ( 1.40)       (0.48)                     -
                                      -------       -------        -------      -------                 ------
Net asset value, end of period.....   $  9.10       $ 13.82        $ 20.91      $ 27.40                 $16.04
                                      =======       =======        =======      =======                 ======
Total return ......................    (34.15)%      (33.89)%       (18.56)%      74.43%                 13.12%(b)
                                      =========     =======        =======      =======                 ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $22,611       $43,918        $72,889      $46,248                 $5,978
Ratio of expenses to average
  net assets after waivers ........     N/A           N/A             0.70%        0.60%(c)               0.60%(a)(c)
Ratio of expenses to average
  net assets after waivers
  and fees paid indirectly ........      0.72%        N/A            N/A           N/A                    N/A
Ratio of expenses to average
  net assets before waivers
  and fees paid indirectly ........      0.73%         0.72%          0.70%        0.70%(c)               0.79%(a)(c)
Ratio of net investment
  income (loss) to average
  net assets after waivers ........     N/A           N/A             0.15%        0.09%(c)              (0.05)%(a)(c)
Ratio of net investment
  income (loss) to average
  net assets after waivers
  and fees paid indirectly ........     (0.16)%       N/A            N/A           N/A                    N/A
Ratio of net investment
  income (loss) to average
  net assets before waivers
  and fees paid indirectly ........     (0.17)%        0.02%          0.14%        0.01%(c)              (0.24)%(a)(c)
Portfolio turnover rate ...........       110%          278%           203%         184%                    79%
Effect of voluntary expense
  limitation during the
  period:
Per share benefit to net
  investment income ...............   $     -       $     -     $        -      $  0.01                 $    -



                                                                         CLASS IB
                                    ----------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------------------
                                         2002           2001            2000             1999              1998
                                    ------------- --------------- --------------- ----------------- ------------------
Net asset value, beginning of
  period ..........................   $  13.70       $    20.78      $    27.33       $    16.04         $  11.92
                                      --------       ----------      ----------       ----------         --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................      (0.05)           (0.04)          (0.02)           (0.02)           (0.03)
 Net realized and unrealized
  gain (loss) on
  investments .....................      (4.65)           (7.04)          (5.13)           11.79             4.15
                                      --------       ----------      ----------       ----------         --------
 Total from investment
  operations ......................      (4.70)           (7.08)          (5.15)           11.77             4.12
                                      --------       ---------       ----------       ----------         --------
 LESS DISTRIBUTIONS:
 Distributions from realized
  gains ...........................          -                -#          (1.40)           (0.48)               -
                                      --------       ----------      ----------       ----------         --------
Net asset value, end of period.....   $   9.00       $    13.70      $    20.78       $    27.33         $  16.04
                                      ========       ==========      ==========       ==========         ========
Total return ......................     (34.31)%         (34.06)%        (18.83)%          73.62%           34.57%
                                      ========       ==========      ==========       ==========         ========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $758,033       $1,363,276      $2,142,512       $1,665,635         $461,307
Ratio of expenses to average
  net assets after waivers ........     N/A             N/A                0.95%            0.85%(c)         0.85%(c)
Ratio of expenses to average
  net assets after waivers
  and fees paid indirectly ........       0.97%         N/A              N/A              N/A               N/A
Ratio of expenses to average
  net assets before waivers
  and fees paid indirectly ........       0.98%            0.97%           0.95%            0.95%(c)         1.04%(c)
Ratio of net investment
  income (loss) to average
  net assets after waivers ........     N/A             N/A               (0.11)%          (0.16)%(c)       (0.30)%(c)
Ratio of net investment
  income (loss) to average
  net assets after waivers
  and fees paid indirectly ........      (0.41)%        N/A              N/A              N/A               N/A
Ratio of net investment
  income (loss) to average
  net assets before waivers
  and fees paid indirectly ........      (0.42)%          (0.23)%         (0.11)%          (0.26)%(c)       (0.49)%(c)
Portfolio turnover rate ...........        110%             278%            203%             184%              79%
Effect of voluntary expense
  limitation during the
  period:
Per share benefit to net
  investment income ...............   $      -       $        -      $        -       $     0.01         $   0.02

                       See Notes to Financial Statements.


EQ Advisors Trust                                     Financial Highlights  51

                       EQ/SMALL COMPANY INDEX PORTFOLIO:




                                                                      CLASS IA
                                                                -------------------
                                                                  MARCH 25, 2002*
                                                                         TO
                                                                    DECEMBER 31,
                                                                        2002
                                                                -------------------
Net asset value, beginning of period ..........................      $ 9.32
                                                                     ------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................................        0.05
 Net realized and unrealized gain (loss) on investments .......       (2.12)
                                                                     ------
 Total from investment operations .............................       (2.07)
                                                                     ------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........................       (0.06)
 Distributions from realized gains ............................           -
                                                                     ------
 Total dividends and distributions ............................       (0.06)
                                                                     ------
Net asset value, end of period ................................      $ 7.19
                                                                     ======
Total return ..................................................      (22.23)%(b)
                                                                     ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................         $87
Ratio of expenses to average net assets after waivers .........        0.60%(a)
Ratio of expenses to average net assets before waivers ........        0.60%(a)
Ratio of net investment income to average net assets after
  waivers .....................................................        0.91%(a)
Ratio of net investment income to average net assets before
  waivers .....................................................        0.91%(a)
Portfolio turnover rate .......................................          29%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ...................      $    -



                                                                                          CLASS IB
                                                                -------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------
                                                                     2002         2001        2000        1999       1998**
                                                                ------------- ----------- ----------- ----------- -----------
Net asset value, beginning of period ..........................    $  9.15       $  9.03     $ 10.85     $  9.56     $ 10.00
                                                                   -------       ------      -------     -------     -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................................       0.04          0.06        0.09        0.09        0.07
 Net realized and unrealized gain (loss) on investments .......      (1.96)         0.13       (0.55)       1.85       (0.30)
                                                                   -------       ------      -------     -------     -------
 Total from investment operations .............................      (1.92)         0.19       (0.46)       1.94       (0.23)
                                                                   -------       ------      -------     -------     -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........................      (0.04)        (0.05)      (0.08)      (0.09)      (0.07)
 Distributions from realized gains ............................          -         (0.02)      (1.28)      (0.56)      (0.14)
                                                                   -------       -------     -------     -------     -------
 Total dividends and distributions ............................      (0.04)        (0.07)      (1.36)      (0.65)      (0.21)
                                                                   -------       -------     -------     -------     -------
Net asset value, end of period ................................    $  7.19       $  9.15     $  9.03     $ 10.85     $  9.56
                                                                   =======       =======     =======     =======     =======
Total return ..................................................     (20.96)%        2.12%      (3.43)%     20.68%      (2.27)%
                                                                   =======       =======     =======     =======     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................    $99,391       $82,203     $72,747     $59,931     $32,609
Ratio of expenses to average net assets after waivers .........       0.85%         0.82%       0.75%       0.71%       0.60%
Ratio of expenses to average net assets before waivers ........       0.85%        0.82%        0.93%       1.20%       1.81%
Ratio of net investment income to average net assets after
  waivers .....................................................       0.66%         0.74%       0.73%       1.11%       1.18%
Ratio of net investment income to average net assets before
  waivers .....................................................       0.66%         0.73%       0.55%       0.62%     ( 0.03)%
Portfolio turnover rate .......................................         29%           36%         59%         59%         35%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ...................    $     -       $     -#    $  0.02     $  0.04     $  0.07

---------
*    Commencement of Operations
**   Commenced operations on January 1, 1998.
+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#    Per share amount is less than $0.01.
(a)  Annualized
(b)  Total return is not annualized.
(c) Reflects overall portfolio ratios for investment income and non- class specific expense.
(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.
(e) On October 6, 2000, this Portfolio received, through a substitution transaction, the assets and liabilities of the BT Equity 500 Index Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 2000 through August 31, 2000 is that of the predecessor Alliance Equity Index Portfolio. Information prior to the year ended December 31, 2000 includes the results of operations of the predecessor BT Equity 500 Index Portfolio.
(f) On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/T. Rowe Price Equity Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of operations of the EQ/Lazard Large Cap Value Portfolio.
(g) On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Alliance Global Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Alliance International Portfolio.









                      See Notes to Financial Statements.

52 Financial Highlights                                      EQ Advisors Trust

(h) On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MFS Research Portfolio that followed the same objective as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Capital Guardian Research Portfolio.
(i) On July 12, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AXP New Dimensions Portfolio that followed the same objective as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Capital Guardian U.S. Equity Portfolio.



































                       See Notes to Financial Statements.

EQ Advisors Trust                                     Financial Highlights  53

--------------------------------------------------------------------------------

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:


ANNUAL AND SEMI-ANNUAL REPORTS

The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated May 1, 2003, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-292-4492.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953